Prospectus
                                                             Dated March 4, 2005

McGlinn Balanced Portfolio
Baldwin Large Cap Growth Portfolio
Penn Street Advisors Sector Rotational Portfolio
Berkshire Advisors Select Equity Portfolio
Cumberland Taxable Income Portfolio

      Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Penn Street Fund, Inc.
83 General Warren Boulevard, Suite 200
Malvern, PA  19355
1-866-207-5175

                                Table of Contents

FUND PROFILES

McGlinn Balanced Portfolio                                                     3

Baldwin Large-Cap Growth Portfolio                                             9

Penn Street Advisors Sector Rotational Portfolio                              13

Berkshire Advisors Select Equity Portfolio                                    18

Cumberland Taxable Income Portfolio                                           23


ADDITIONAL RISK INFORMATION                                                   27

WHO MANAGES THE PORTFOLIOS                                                    29

HOW TO BUY AND SELL SHARES                                                    34

DIVIDENDS AND DISTRIBUTIONS                                                   43

TAX CONSIDERATIONS                                                            43

GENERAL INFORMATION                                                           44

FINANCIAL HIGHLIGHTS                                                          46

FOR MORE INFORMATION                                                          52

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FUND PROFILES
--------------------------------------------------------------------------------

                           McGLINN BALANCED PORTFOLIO

Investment Objective- Long-term capital growth and moderate income return.

Principal Investment Strategies

      Under normal operating environments, this Portfolio:

      o allocates approximately 60% of the Portfolio's assets to investments in U.S. domestic company common stock and approximately 40% of the Portfolio's assets to investments U.S. domestic company debt securities (this allocation may change from time to time at the discretion of the sub-adviser);

      o invests in U.S. common stock of companies with market capitalizations in excess of $5 billion;

      o invests in debt securities with an average rated maturity between 5 and 7 years;

      o invests in debt securities with credit ratings in the top four grades according to a nationally recognized statistical rating organization such as Moody's Investors Services, Inc. or Standard & Poor's Ratings Group at the time of purchase; and

      o     Utilizes a "Value" approach to investing in equity securities.

      The Portfolio's investment philosophy is conservative and risk averse, built around the concept of capital preservation. The Portfolio's sub-advisor utilizes a top down approach based on fundamental analysis to provide a framework for its asset allocation and security selection decisions. This top down approach encompasses an overall analysis of the economy, the markets and the individual market sectors in an attempt to decide which sectors of the market will provide the best investment opportunity. Individual equities are then selected from within those sectors for inclusion in the Portfolio.

      The sub-advisor will make asset allocation decisions by attempting to balance the potential for capital appreciation within the equity market with the ability to earn income in the more stable and less volatile fixed income market. In determining the appropriate balance, the sub-advisor will assess the changing nature of the business cycle, the risk/opportunity inherent in the current valuation of the fixed income and equity markets and the changing political environment as it might impact one market versus the other.

      The equity portion of the Portfolio will generally be invested in the stocks of U.S. companies that the sub-advisor believes are undervalued and offer above average potential for capital appreciation. In general, undervalued equities will exhibit valuation parameters such as price/earnings, price/sales and price/book value ratios below normal for the particular security, as well as a long-term record of earnings, dividends and reasonable profitability. From time to time, the Portfolio will invest in securities that do not pay dividends.

      The fixed income portion of the Portfolio will normally be invested in U.S. Government securities and domestic corporate bonds. While the Portfolio is authorized to invest in short, intermediate, or long-term fixed income securities, the Portfolio primarily invests in intermediate-term issues, and the average weighted maturity of the Portfolio's fixed income investments is typically in the range of 5 to 7 years.

      The Portfolio generally invests in corporate bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Ratings Group at the time of purchase. The securities in the fixed income portion of the Portfolio normally will have an average rating of "A," which is the third highest rating by Moody's or S&P. The Portfolio may, however, invest a portion (not to exceed 20% of the fixed-income portion of the Portfolio) of its assets in bonds rated below investment grade, which are known as high yield securities (commonly called "junk bonds").

      The Portfolio normally remains substantially fully invested in equity or fixed income securities. The Portfolio also has authority to invest up to 100% of its assets in such short-term money market instruments for temporary defensive purposes in response to extreme or adverse market, economic or other conditions. Under these circumstances, the Portfolio may be unable to pursue its investment objective and instead, will focus on preserving investors' capital.

      The Portfolio's investment objective and principal investment strategies are not fundamental policies and may be changed by vote of the Board of Directors. You will be notified in writing at least 60 days in advance of any such change.

Principal Investment Risks

      As is the case with most investments, you could lose money investing in this Portfolio. When you sell Portfolio shares, they may be worth less than what you paid for them because the value of the Portfolio's investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Portfolio. In addition to the general risks of investing in the Portfolio, the Portfolio is subject to the following specific risks:

      o Common Stock Investing Risk. Stock markets are volatile and can decline significantly in response to adverse economic, political, regulatory, market, or issuer specific developments.

      o Credit Risk. Prices of individual bonds, especially those of lower rated issuers, may vary significantly from the market as a whole.

      o Interest Rate Risk. The prices of fixed income securities will fluctuate with market interest rate changes, especially those securities with longer terms.

      o "Value" Investing Risk. "Value" stocks may perform differently from the market as a whole.

      Each of the above-listed risks, as well as additional risks that apply to this Portfolio, are discussed in more detail in the "Additional Risk Information" Section on pages 27-29 of this prospectus.

Past Performance History

      The following bar chart and table help show the risks of investing in the Portfolio by showing changes in the Portfolio's yearly performance over the lifetime of the Portfolio. They also compare the Portfolio's performance to the performance of the S&P 500(R) Index and the Lehman Brothers Aggregate Bond Index during each period. You should be aware that the Portfolio's past performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.

Annual Calendar Year Returns For Periods Ending December 31st* - Class A Shares

                              [BAR CHART OMITTED]

================================================================================
1996 Return    10.25%

1997 Return     7.17%

1998 Return     6.45%

1999 Return    13.51%

2000 Return     4.73%

2001 Return    -1.01%

2002 Return    -9.77%

2003 Return    18.60%

2004 Return     4.87%

================================================================================
Best Quarter 2nd Quarter, 2003 11.68% Worst Quarter 3rd Quarter, 2002 (8.46)%
================================================================================

* The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by Penn Street Investment Advisors, Inc. ("PSIA"), the Master Investment Adviser to each of the portfolios of The Penn Street Fund, Inc. In addition, no effect is given to any sales charges payable by shareholders. Without the effect of this expense waiver and/or reimbursement, or if the effect of sales charges were included, the performance shown would have been lower.

Average Annual Total Returns - Class A Shares
For Periods Ending On December 31, 2004(1)
--------------------------------------------------------------------------------------------------------
Portfolio Returns                                        One Year(2)       Five Year        Inception(3)
--------------------------------------------------------------------------------------------------------
Before-Tax Return                                          (0.90)%            1.92%            1.68%
--------------------------------------------------------------------------------------------------------
After-Tax Return on Distributions                           4.63%             2.49%            1.43%
--------------------------------------------------------------------------------------------------------
After-Tax Return on Distributions
and Sale of Portfolio Shares                                0.96%             1.34%            1.17%
--------------------------------------------------------------------------------------------------------
S&P 500(R) Index(4)
(reflects no deduction for fees, expenses or taxes)         9.42%            (2.21)%          (1.53)%
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(5)
(reflects no deduction for fees, expenses or taxes)         5.54%             7.58%            6.83%
--------------------------------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Portfolio shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects. The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by PSIA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

(2) The 1 year return after taxes on distribution and sale of Portfolio shares may from time to time be higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of Portfolio shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3) The Portfolio commenced operations on November 10, 1995. Prior to April 30, 1999, the Portfolio operated under a different investment objective and with different investment strategies.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The index assumes reinvestment of all dividends and distributions and do not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged index measuring the relative performance of a basket containing a broad range of fixed incomes securities. The index assumes reinvestment of all dividends and distributions and do not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

Fees and Expenses

      This table describes the fees and expenses that you may pay if you buy and hold shares of this Portfolio.

Shareholder Fees:
(fees paid directly from your investment)              Class A       Class C
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases        5.50%(1)       None
(as a percentage of offering price)
--------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)                     None         1.00%(2)
(as a percentage of amount redeemed)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Reinvested        None          None
Dividends And other Distributions
(as a percentage of offering price)
--------------------------------------------------------------------------------

Redemption Fees                                          None          None
--------------------------------------------------------------------------------

Exchange Fees                                            None          None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses:
(expenses that are deducted from Portfolio assets)     Class A       Class C
--------------------------------------------------------------------------------

Management Fees(3)                                      1.00%         1.00%
--------------------------------------------------------------------------------

Distribution & Servicing (12b-1) Fees(4)                0.25%         1.00%
--------------------------------------------------------------------------------

Other Expenses(5)                                       1.87%         1.87%
--------------------------------------------------------------------------------

Total Annual Fund Operating Expenses(6)                 3.12%         3.87%
================================================================================

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(2) Class C shares are subject to a CDSC of 1.00% if sold one year after purchase. Please see "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(3) Management fees include a fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets paid to Penn Street Investment Advisors, Inc. ("PSIA"), the Portfolio's Master Investment Adviser. Of that fee, PSIA pays a fee equal to an annual rate of 0.60% to the Portfolio's sub-advisor, McGlinn Capital Management, Inc.

(4) The Company's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Portfolio share class. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) Other Expenses include expenses incurred for transfer agency, accounting, custody, legal, audit and other services and reflect the expenses actually incurred by Class A Shares. The figures entered into "Other Expenses" for Class C shares are estimated based on the fact that each Share Class have similar expenses other than sales charges and 12b-1 fees.

(6) Total Annual Operating Expenses for Class A Shares reflect gross expenses of the Portfolio's Class A Shares before any fee waivers and/or expense reimbursements. Management of the Portfolio has voluntarily undertaken to waive fees and/or reimburse expenses of the Portfolio to attempt to maintain an overall expense cap of not greater than 1.75% and 2.50% for Class A Shares and Class C Shares, respectively. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Portfolio's Net Total Annual Operating Expenses, for the year ended December 31, 2004, were 1.75% and 2.50% for Class A Shares and Class C Shares, respectively.

Expense Example

      The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and annual Portfolio operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be::

              One Year       Three Years       Five Years        Ten Years
--------------------------------------------------------------------------------
Class A         $848            $1,460           $2,095            $3,791
--------------------------------------------------------------------------------
Class C         $489            $1,181           $1,990            $4,096
--------------------------------------------------------------------------------

 If you did not redeem your shares, your costs would be:

              One Year       Three Years       Five Years        Ten Years
--------------------------------------------------------------------------------
Class A         $848            $1,460           $2,095            $3,791
--------------------------------------------------------------------------------
Class C         $389            $1,181           $1,990            $4,096
--------------------------------------------------------------------------------

                       BALDWIN LARGE CAP GROWTH PORTFOLIO

Investment Objective- Long-term capital growth.

Principal Investment Strategies

      Under normal operating environments, this Portfolio:

      o invests at least 80% of its assets in the common stocks of U.S. and foreign companies with market capitalizations in excess of $2.5 billion;

      o maintains an investment mix of 95% common stocks and 5% money market securities;

      o invests in foreign securities only in the form of American Depository Receipts ("ADRs");

      o invests in foreign companies that are domiciled only in developed and not "emerging" countries; and

      o invests in securities of companies that the sub-advisor believes to have above-average growth potential.

      The Portfolio's sub-advisor uses a rigorous asset selection methodology that emphasizes the selection of securities to position the Portfolio to participate in advancing markets while avoiding significant loss of capital in declining markets. The sub-advisor utilizes a top down approach based on quantitative, fundamental and technical analyses to provide a framework for its security selection decisions. The Portfolio's investment objective and principal investment strategies are not fundamental policies and may be changed by vote of the Board of Directors. You will be notified in writing at least 60 days in advance of any such change.

      Under abnormal market or economic conditions, the Portfolio may adopt a temporary defensive investment position in the market. When the Portfolio assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Portfolio's total net assets. During times when the Portfolio holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Portfolio's performance may be negatively affected as a result.

Principal Investment Risks

      As is the case with most investments, you could lose money investing in this Portfolio. When you sell Portfolio shares, they may be worth less than what you paid for them because the value of the Portfolio's investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Portfolio. In addition to the general risks of investing in the Portfolio, the Portfolio is subject to the following specific risks:

      o Common Stock Investing Risk. Stock markets are volatile and can decline significantly in response to adverse economic, political, regulatory, market, or issuer specific developments.

      o Foreign Securities Investing Risk. In addition to the same risks that exist in domestic securities markets, foreign markets have different political, economic, currency, accounting and tax risks that may affect the price of foreign securities.

      o "Growth" Investing Risks. "Growth" stocks may perform differently from the market as a whole.

      Each of the above-listed risks, as well as additional risks that apply to this Portfolio, are discussed in more detail in the "Additional Risk Information" Section on pages 27-29 of this prospectus.

Past Performance History

      The following bar chart and table help show the risks of investing in this Portfolio by showing changes in the Portfolio's yearly performance over the lifetime of the Portfolio. They also compare the Portfolio's performance to the performance of the S&P 500 Index during each period. You should be aware that the Portfolio's past performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.

Annual Calendar Year Returns For Periods Ending December 31st*-Class A Shares

                              [BAR CHART OMITTED]

================================================================================
2001 Return   -13.42%

2002 Return   -25.43%

2003 Return    25.58%

2004 Return     8.02%
================================================================================
Best Quarter 2nd Quarter, 2003 12.27% Worst Quarter 3rd Quarter, 2001 (15.58)%
================================================================================

* The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by PSIA. In addition, no effect is given to any sales charges payable by shareholders. Without the effect of this expense waiver and/or reimbursement, or if the effect of sales charges were included, the performance shown would have been lower.

Average Annual Total Returns - Class A Shares
For Periods Ending On December 31, 2004(1)

--------------------------------------------------------------------------------
Portfolio Returns                                   One Year(2)    Inception(3)
--------------------------------------------------------------------------------

Before-Tax Return                                     2.08%         (3.96)%
--------------------------------------------------------------------------------

After-Tax Return on Distributions                     3.02%         (1.76)%
--------------------------------------------------------------------------------
After-Tax Return on Distributions
and Sale of Portfolio Shares                          0.41%         (1.39)%
--------------------------------------------------------------------------------
S&P 500(R) Index(4)
(reflects no deduction for fees, expenses or taxes)   9.42%         (5.13)%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Portfolio shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects. The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by PSIA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

(2) The 1 year return after taxes on distribution and sale of Portfolio shares may from time to time be higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of Portfolio shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3)   The Portfolio commenced operations on August 30, 2000.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

Fees and Expenses

      This table describes the fees and expenses that you may pay if you buy and hold shares of this Portfolio.

Shareholder Fees:
(fees paid directly from your investment)             Class A       Class C
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases       5.50%(1)       None
(as a percentage of offering price)
--------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)                    None         1.00%(2)
(as a percentage of amount redeemed)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Reinvested       None          None
Dividends And other Distributions
(as a percentage of offering price)
--------------------------------------------------------------------------------

Redemption Fees                                         None          None
--------------------------------------------------------------------------------

Exchange Fees                                           None          None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses:
(expenses that are deducted from Portfolio assets)    Class A       Class C
--------------------------------------------------------------------------------

Management Fees(3)                                     1.00%         1.00%
--------------------------------------------------------------------------------

Distribution & Servicing (12b-1) Fees(4)               0.25%         1.00%
--------------------------------------------------------------------------------

Other Expenses(5)                                      1.65%         1.65%
--------------------------------------------------------------------------------

Total Annual Fund Operating Expenses(6)                2.90%         3.65%
================================================================================

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(2) Class C shares are subject to a CDSC of 1.00% if sold one year after purchase. Please see "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(3) Management fees include a fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets paid to PSIA, the Portfolio's Master Investment Adviser. Of that fee, PSIA pays a fee equal to an annual rate of 0.60% to the Portfolio's sub-advisor, Baldwin Investment Management, Inc.

(4) The Company's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Portfolio share class. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) Other Expenses include expenses incurred for transfer agency, accounting, custody, legal, audit and other services and reflect the expenses actually incurred by Class A Shares. The figures entered into "Other Expenses" for Class C shares are estimated based on the fact that each Share Class have similar expenses other than sales charges and 12b-1 fees.

(6) Total Annual Operating Expenses for Class A Shares reflect gross expenses of the Portfolio's Class A Shares before any fee waivers and/or expense reimbursements. Management of the Portfolio has voluntarily undertaken to waive fees and/or reimburse expenses of the Portfolio to attempt to maintain an overall expense cap of not greater than 1.75% and 2.50% for Class A Shares and Class C Shares, respectively. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Portfolio's Net Total Annual Operating Expenses, for the year ended December 31, 2004, were 1.75% and 2.50% for Class A Shares and Class C Shares, respectively.

Expense Example

      The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and annual Portfolio operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              One Year       Three Years       Five Years       Ten Years
--------------------------------------------------------------------------------
Class A         $827            $1,398           $1,994           $3,596
--------------------------------------------------------------------------------
Class C         $467            $1,117           $1,888           $3,906
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

              One Year       Three Years       Five Years       Ten Years
--------------------------------------------------------------------------------
Class A         $827            $1,398           $1,994           $3,596
--------------------------------------------------------------------------------
Class C         $367            $1,117           $1,888           $3,906
--------------------------------------------------------------------------------

                              PENN STREET ADVISORS
                           SECTOR ROTATIONAL PORTFOLIO

Investment Objective- Long term capital appreciation.

Principal Investment Strategies

      Under normal operating environments, this Portfolio normally:

      o keeps at least 80% of the Portfolio's assets fully invested in equity securities of U.S. companies;

      o     invests in company stocks without regard to market capitalizations;
            and

      o allocates and re-allocates Portfolio assets among various market and industry sectors as the sub-advisor deems necessary to maximize potential return.

      This Portfolio's philosophy is aggressive and assumes a higher risk in an attempt to maximize return. This Portfolio concentrates first on determining the sectors of the market with the greatest growth potential and secondly on the selection of securities in each sector based on capitalization, earnings and dividend growth.

      The Portfolio's sub-advisor will select equities for the Portfolio by analyzing the various groupings of equities or sectors in the marketplace such as the energy, financial, utilities, healthcare or consumer sectors and then select its equities from within specifically identified growth sectors. There is no minimum or maximum number of sectors or equities within a sector that are required to be maintained within the Portfolio. The Portfolio may invest in as few as one sector or as many as ten sectors as required by its investment model.

      The sub-advisor will make its equity selections in different sectors of the market based on the nature of the changing business cycle and market sector momentum and traditional value criteria such as price to earnings, price to books and earnings to price ratios. Individual securities within each identified sector will be selected by an analysis of the traditional financial ratios in each sector of the market selected for emphasis by the portfolio advisor.

      This Portfolio will not be diversified due to its objective of concentrating its investments in specific sectors of the market experiencing the most potential for growth. This will result in the Portfolio shifting its emphasis among a varying number of sectors at any given time. The Portfolio's investment objective and principal investment strategies are not fundamental policies and may be changed by vote of the Board of Directors, You will be notified in writing at least 60 days in advance of any such change.

      Under abnormal market or economic conditions, the Portfolio may adopt a temporary defensive investment position in the market. When the Portfolio assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Portfolio's total net assets. During times when the Portfolio holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Portfolio's performance may be negatively affected as a result.

Principal Investment Risks

      As is the case with most investments, you could lose money investing in this Portfolio. When you sell Portfolio shares, they may be worth less than what you paid for them because the value of the Portfolio's investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Portfolio. In addition to the general risks of investing in the Portfolio, the Portfolio is subject to the following specific risks:

      o Common Stock Investing Risk. Stock markets are volatile and can decline significantly in response to adverse economic, political, regulatory, market, or issuer specific developments.

      o Non-Diversification Risk. At any point in time, this Portfolio will typically be invested in only certain sectors of the market, and may hold a fewer number of investments than other mutual funds. Thus, the Portfolio will not have the benefit of a broad investment portfolio spread over the entire market.

      o Sector Risk. A single sector could be affected by policies and events that may not affect other sectors, or the market as a whole.

      Each of the above-listed risks, as well as additional risks that apply to this Portfolio, are discussed in more detail in the "Additional Risk Information" Section on pages 27-29 of this prospectus.

Past Performance History

      The following bar chart and table help show the risks of investing in this Portfolio by showing changes in the Portfolio's yearly performance over the lifetime of the Portfolio. They also compare the Portfolio's performance to the performance of the Russell 1000 Index during each period. You should be aware that the Portfolio's past performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.

Annual Calendar Year Returns For Periods Ending December 31st* - Class A Shares
================================================================================
2001 Return   -8.20%

2002 Return  -11.23%

2003 Return   37.05%

2004 Return   20.44%
================================================================================
Best Quarter 2nd Quarter, 2003 17.26% Worst Quarter 3rd Quarter, 2002 (11.69)%
================================================================================

* The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by PSIA. In addition, no effect is given to any sales charges payable by shareholders. Without the effect of this expense waiver and/or reimbursement, or if the effect of sales charges were included, the performance shown would have been lower.

Average Annual Total Returns - Class A Shares
For Periods Ending On December 31, 2004(1)

--------------------------------------------------------------------------------
Portfolio Returns                                   One Year(2)    Inception(3)
--------------------------------------------------------------------------------

Before-Tax Return                                        13.82%       6.32%
--------------------------------------------------------------------------------

After-Tax Return on Distributions                        9.74%        3.24%
--------------------------------------------------------------------------------
After-Tax Return on Distributions
and Sale of Portfolio Shares                             1.81%        2.65%
--------------------------------------------------------------------------------
Russell 1000(R) Index(4)
(reflects no deduction for fees, expenses or taxes)      9.33%       (5.09)%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Portfolio shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects. The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by PSIA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

(2) The 1 year return after taxes on distribution and sale of Portfolio shares may from time to time be higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of Portfolio shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3)   The Portfolio commenced operations on August 30, 2000.

(4) The Russell 1000 Index is a widely recognized, unmanaged index of the 1000 largest capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

Fees and Expenses

      This table describes the fees and expenses that you may pay if you buy and hold shares of this Portfolio.

Shareholder Fees:
(fees paid directly from your investment)                Class A      Class C
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases          5.50%(1)      None
(as a percentage of offering price)
--------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)                       None        1.00%(2)
(as a percentage of amount redeemed)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Reinvested          None         None
Dividends And other Distributions
(as a percentage of offering price)
--------------------------------------------------------------------------------

Redemption Fees                                            None         None
--------------------------------------------------------------------------------

Exchange Fees                                              None         None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses:
(expenses that are deducted from Portfolio assets)       Class A      Class C
--------------------------------------------------------------------------------

Management Fees(3)                                        1.00%        1.00%
--------------------------------------------------------------------------------

Distribution & Servicing (12b-1) Fees(4)                  0.25%        1.00%
--------------------------------------------------------------------------------

Other Expenses(5)                                         1.37%        1.37%
--------------------------------------------------------------------------------

Total Annual Fund Operating Expenses(6)                   2.62%        3.37%
================================================================================

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(2) Class C shares are subject to a CDSC of 1.00% if sold one year after purchase. Please see "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(3) Management fees include a fee equal to an annual rate of 0.25% of the Portfolio's average daily net assets paid to PSIA, the Portfolio's Master Investment Adviser, and a fee equal to an annual rate of 0.75% paid by the Portfolio to the Portfolio's sub-advisor, Valley Forge Capital Advisors, Inc. ("VFCA").

(4) The Company's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Portfolio share class. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) Other Expenses include expenses incurred for transfer agency, accounting, custody, legal, audit and other services and reflect the expenses actually incurred by Class A Shares. The figures entered into "Other Expenses" for Class C shares are estimated based on the fact that each Share Class have similar expenses other than sales charges and 12b-1 fees.

(6) Total Annual Operating Expenses for Class A Shares reflect gross expenses of the Portfolio's Class A Shares before any fee waivers and/or expense reimbursements. Management of the Portfolio has voluntarily undertaken to waive fees and/or reimburse expenses of the Portfolio to attempt to maintain an overall expense cap of not greater than 1.75% and 2.50% for Class A Shares and Class C Shares, respectively. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Portfolio's Net Total Annual Operating Expenses, for the year ended December 31, 2004, were 1.75% and 2.50% for Class A Shares and Class C Shares, respectively.

Expense Example

      The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and annual Portfolio operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               One Year         Three Years      Five Years       Ten Years
--------------------------------------------------------------------------------
Class A          $801              $1,320          $1,864           $3,341
--------------------------------------------------------------------------------
Class C          $440              $1,036          $1,755           $3,658
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

               One Year         Three Years      Five Years       Ten Years
--------------------------------------------------------------------------------
Class A          $801              $1,320          $1,864           $3,341
--------------------------------------------------------------------------------
Class C          $340              $1,036          $1,755           $3,658
--------------------------------------------------------------------------------

                             THE BERKSHIRE ADVISORS
                             SELECT EQUITY PORTFOLIO

Investment Objective- Maximization of the Portfolio's Total Return. Total Return is derived by combining the total changes in the principal value of all the Portfolio's investments with the total dividends and interest paid to the Portfolio.

Principal Investment Strategies

      Under normal investment environments, this Portfolio:

      o invests predominately in the common stocks of large (in excess of $6 billion) market capitalization U.S. domestic companies;

      o invests at least 80% of the Portfolio's total assets in common stocks;

      o Invests in selected stocks that are included in the Dow 30 Industrial Average Index; and

      o holds at least 80% of the total value of the common stocks owned by the Portfolio in a core position of between 30 and 60 companies.

      To choose the common stocks in which the Portfolio will invest, the Sub-Adviser seeks to identify companies which exhibit some or all of the following criteria:

      o     solid financial condition;

      o     consistent earnings and/or dividend history;

      o     company or industry group is temporarily out of favor;

      o     undervalued or overlooked assets;

      o     favorable insider ownership trends;

      o     not widely owned or followed by institutional investors;

      o experienced or is likely to experience a triggering event that may cause an increase in value.

      Examples of a trigger for a possible increase in value include:

      o     a change in corporate structure;

      o     a change in a company's key management;

      o initiating or increasing an authorized buy-back of a company's own stock;

      o apparent corporate efforts to take advantage of business opportunities;

      o increased following by securities analysts and institutional investors;

      o     beneficiary of a long term demographic or economic trend;

      o     beneficiary of change in government policy or regulations.

      The Portfolio will generally invest for the long term and will, under most conditions, stay at least 80% invested in common stocks. However, under abnormal market or economic conditions, the Portfolio may adopt a temporary defensive investment position in the market. When the Portfolio assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Portfolio's total net assets. During times when the Portfolio holds a significant portion of its net assets in cash, it will not be investing according to its investment objectives and the Portfolio's performance may be negatively affected as a result.

      The Portfolio is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios. The Portfolio's investment objective and principal investment strategies are not fundamental policies and may be changed by vote of the Board of Directors. You will be notified in writing at least 60 days in advance of any such change.

Principal Investment Risks

      As is the case with most investments, you could lose money investing in this Portfolio. When you sell Portfolio shares, they may be worth less than what you paid for them because the value of the Portfolio's investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Portfolio. In addition to the general risks of investing in the Portfolio, the Portfolio is subject to the following specific risks:

      o Common Stock Investing Risk. Stock markets are volatile and can decline significantly in response to adverse economic, political, regulatory, market, or issuer specific developments.

      o Non-Diversification Risk. This Portfolio is designed to invest in a small number of securities that meet certain limited criteria. Thus, the Portfolio will not have the benefit of a broad investment portfolio spread over the entire market.

      o "Value" Investing Risk. "Value" stocks may perform differently from the market as a whole.

Each of the above-listed risks, as well as additional risks that apply to this Portfolio, are discussed in more detail in the "Additional Risk Information" Section on pages 27-29 of this prospectus.

Past Performance History

      The following bar chart and table help show the risks of investing in this Portfolio by showing changes in the Portfolio's yearly performance over the lifetime of the Portfolio. They also compare the Portfolio's performance to the performance of the S&P 500 Index during each period. You should be aware that the Portfolio's past performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.

Annual Calendar Year Returns For Periods Ending December 31st* - Class A Shares

                              [BAR CHART OMITTED]

================================================================================
2003 Return 11.89%

2004 Return 7.44%
================================================================================
Best Quarter 4th Quarter, 2003 11.00% Worst Quarter 3rd Quarter, 2004 (1.70)%
================================================================================

* The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by PSIA. In addition, no effect is given to any sales charges payable by shareholders. Without the effect of this expense waiver and/or reimbursement, or if the effect of sales charges were included, the performance shown would have been lower.

Average Annual Total Returns - Class A Shares
For Periods Ending On December 31, 2004(1)

--------------------------------------------------------------------------------
Portfolio Returns                                    One Year(2)    Inception(3)
--------------------------------------------------------------------------------

Before-Tax Return                                      1.54%          7.55%
--------------------------------------------------------------------------------

After-Tax Return on Distributions                      5.47%          2.05%
--------------------------------------------------------------------------------
After-Tax Return on Distributions
and Sale of Portfolio Shares                           0.58%          1.66%
--------------------------------------------------------------------------------
S&P 500(R) Index(4)
(reflects no deduction for fees, expenses or taxes)    9.42%         20.99%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Portfolio shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects. The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by PSIA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

(2) The 1 year return after taxes on distribution and sale of Portfolio shares may from time to time be higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of Portfolio shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3)   The Portfolio commenced operations on April 2, 2003.

(4) The S&P 500(R) Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

Fees and Expenses

      This table describes the fees and expenses that you may pay if you buy and hold shares of this Portfolio.

Shareholder Fees:
(fees paid directly from your investment)               Class A    Class C
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases         5.50%(1)    None
(as a percentage of offering price)
--------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)                      None      1.00%(2)
(as a percentage of amount redeemed)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Reinvested         None       None
Dividends And other Distributions
(as a percentage of offering price)
--------------------------------------------------------------------------------

Redemption Fees                                           None       None
--------------------------------------------------------------------------------

Exchange Fees                                             None       None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses:
(expenses that are deducted from Portfolio assets)      Class A    Class C
--------------------------------------------------------------------------------

Management Fees(3)                                       1.00%      1.00%
--------------------------------------------------------------------------------

Distribution & Servicing (12b-1) Fees(4)                 0.25%      1.00%
--------------------------------------------------------------------------------

Other Expenses(5)                                        1.73%      1.73%
--------------------------------------------------------------------------------

Total Annual Fund Operating Expenses(6)                  2.98%      3.73%
================================================================================

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 5.50%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(2) Class C shares are subject to a CDSC of 1.00% if sold one year after purchase. Please see "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(3) Management fees include a fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets paid to PSIA, the Portfolio's Master Investment Adviser. Of that fee, PSIA pays a fee equal to an annual rate of 0.60% to the Portfolio's sub-advisor, Baldwin Investment Management, Inc.

(4) The Company's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Portfolio share class. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) Other Expenses include expenses incurred for transfer agency, accounting, custody, legal, audit and other services and reflect the expenses actually incurred by Class A Shares. The figures entered into "Other Expenses" for Class C shares are estimated based on the fact that each Share Class have similar expenses other than sales charges and 12b-1 fees.

(6) Total Annual Operating Expenses for Class A Shares reflect gross expenses of the Portfolio's Class A Shares before any fee waivers and/or expense reimbursements. Management of the Portfolio has voluntarily undertaken to waive fees and/or reimburse expenses of the Portfolio to attempt to maintain an overall expense cap of not greater than 2.00% and 2.75% for Class A Shares and Class C Shares, respectively. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Portfolio's Net Total Annual Operating Expenses, for the year ended December 31, 2004, were 2.00% and 2.75% for Class A Shares and Class C Shares, respectively.

Expense Example

      The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and annual Portfolio operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be::

             One Year      Three Years       Five Years       Ten Years
--------------------------------------------------------------------------------
Class A        $834           $1,421           $2,031           $3,668
--------------------------------------------------------------------------------
Class C        $475           $1,140           $1,925           $3,976
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

             One Year      Three Years       Five Years       Ten Years
--------------------------------------------------------------------------------
Class A        $834           $1,421           $2,031           $3,668
--------------------------------------------------------------------------------
Class C        $375           $1,140           $1,925           $3,976
--------------------------------------------------------------------------------

                       CUMBERLAND TAXABLE INCOME PORTFOLIO

Investment Objective- Maximization of current income.

Principal Investment Strategies

      The Portfolio's sub-advisor attempts to minimize credit risk and maximize liquidity by generally confining investments in the Portfolio to US Treasury securities, federal agency securities, and taxable municipal bonds or debt investments rated in the top two categories by a rating agency such as Moody's Investors Service, Inc. or Standard and Poor's. There is no specific maturity range for the sub-advisor's debt selections to allow the sub-advisor to purchase the debt instruments offering the most attractive return in current market conditions. The sub-advisor may choose to invest in equity issues, usually preferred stock, of companies of varied market capitalization if they meet the credit risk and liquidity requirements of the sub-advisor.

      The sub-advisor uses a top-down investment style that employs a general economic overview to determine overall favorable sections of the economy supplemented by additional information from traditional Wall Street and general governmental economic data such as interest rate, unemployment and consumer price information.

      The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may hold up to 100% of its assets in cash or cash equivalent securities. When the Portfolio takes a temporary defensive position, the Portfolio will not be investing in accordance with its primary investment strategies and may not be able to achieve its investment objective

      The Portfolio's investment objective and principal investment strategies are not fundamental policies and may be changed by vote of the Board of Directors, You will be notified in writing at least 60 days in advance of any such change.

Principal Investment Risks

      As is the case with most investments, you could lose money investing in this Portfolio. When you sell Portfolio shares, they may be worth less than what you paid for them because the value of the Portfolio's investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Portfolio. In addition to the general risks of investing in the Portfolio, the Portfolio is subject to the following specific risks:

      o Credit Risk. Prices of individual bonds, especially those of lower rated issuers, may vary significantly from the market as a whole.

      o Interest Rate Risk. The prices of fixed income securities will fluctuate with market interest rate changes, especially those securities with longer terms.

      Each of the above-listed risks, as well as additional risks that apply to this Portfolio, are discussed in more detail in the "Additional Risk Information" Section on pages 27-29 of this prospectus.

Past Performance History

      The following bar chart and table help show the risks of investing in the Portfolio by showing changes in the Portfolio's yearly performance over the lifetime of the Portfolio. They also compare the Portfolio's performance to the performance of the Lehman Brothers Government/ Credit Index and the Lehman Brothers Aggregate Bond Index during each period. You should be aware that the Portfolio's past performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future.

Annual Calendar Year Returns For Periods Ending December 31st*

                              [BAR CHART OMITTED]

================================================================================
2001 Return      9.13%

2002 Return     10.40%

2003 Return      0.95%

2004 Return      1.76%
================================================================================
Best Quarter 2nd Quarter, 2002 5.25% Worst Quarter 2nd Quarter, 2004 (2.13)%
================================================================================

* The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by PSIA. In addition, no effect is given to any sales charges payable by shareholders. Without the effect of this expense waiver and/or reimbursement, or if the effect of sales charges were included, the performance shown would have been lower.

Average Annual Total Returns - Class A Shares
For Periods Ending On December 31, 2004(1)

--------------------------------------------------------------------------------
Portfolio Returns                                    One Year(2)    Inception(3)
--------------------------------------------------------------------------------

Before-Tax Return                                      (2.57)%         5.13%
--------------------------------------------------------------------------------

After-Tax Return on Distributions                       0.82%          2.38%
--------------------------------------------------------------------------------
After-Tax Return on Distributions
and Sale of Portfolio Shares                            0.71%          1.96%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index(4)
(reflects no deduction for fees, expenses or taxes)     5.54%          7.66%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(5)
(reflects no deduction for fees, expenses or taxes)     5.58%          7.98%
--------------------------------------------------------------------------------

(1) The "after-tax returns" shown above are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state or local taxes. Your actual "after-tax" returns depend on your individual tax situation and may differ from the returns shown above. Also, "after-tax" return information is not relevant to shareholders who hold Portfolio shares through tax-deferred arrangements. The "after-tax" returns shown above reflect past tax effects and are not predictive of future tax effects. The performance shown reflects the effect of a voluntary expense waiver and/or reimbursement that may be terminated at any time by PSIA. Without the effect of this expense waiver and/or reimbursement, the performance shown would have been lower.

(2) The 1 year return after taxes on distribution and sale of Portfolio shares may from time to time be higher than the 1 year return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of Portfolio shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.

(3)   The Portfolio commenced operations on August 30, 2000.

(4) The Lehman Brothers Government/Credit Index is an unmanaged index measuring the performance of a basket of investment grade fixed income securities. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

(5) In 2003, the Board of Directors of the Portfolio determined that the Lehman Brothers Aggregate Bond Index was a more appropriate index against which to measure the performance of the Portfolio and authorized a change in index benchmarks for the Portfolio from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index . The Lehman Brothers Aggregate Bond Index is an unmanaged index measuring the relative performance of a basket containing a broad range of fixed incomes securities. The index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses. One cannot invest directly in an index.

Fees and Expenses

      This table describes the fees and expenses that you may pay if you buy and hold shares of this Portfolio.

Shareholder Fees:
(fees paid directly from your investment)                 Class A     Class C
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases           4.25%(1)     None
(as a percentage of offering price)
--------------------------------------------------------------------------------

Maximum Deferred Sales Charge (Load)                        None       1.00%(2)
(as a percentage of amount redeemed)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Reinvested           None        None
Dividends And other Distributions
(as a percentage of offering price)
--------------------------------------------------------------------------------

Redemption Fees                                             None        None
--------------------------------------------------------------------------------

Exchange Fees                                               None        None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses:
(expenses that are deducted from Portfolio assets)        Class A     Class C
--------------------------------------------------------------------------------

Management Fees(3)                                         1.00%       1.00%
--------------------------------------------------------------------------------

Distribution & Servicing (12b-1) Fees(4)                   0.25%       1.00%
--------------------------------------------------------------------------------

Other Expenses(5)                                          1.51%       1.51%
--------------------------------------------------------------------------------

Total Annual Fund Operating Expenses(6)                    2.76%       3.51%
================================================================================

(1) Class A Shares of the Fund are subject to a maximum front-end sales charge of 4.25%. Larger investments are subject to smaller sales charges. Please see "Class A Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(2) Class C shares are subject to a CDSC of 1.00% if sold one year after purchase. Please see "Class C Shares" in the "HOW TO BUY AND SELL SHARES" section of the prospectus for a complete description of sales charges.

(3) Management fees include a fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets paid to PSIA, the Portfolio's investment adviser, and a fee equal to an annual rate of 0.30% paid by PSIA to the Portfolio's sub-advisor, Cumberland Advisors, Inc.

(4) The Company's Board of Director's has adopted a Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940 for each Portfolio share class. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) Other Expenses include expenses incurred for transfer agency, accounting, custody, legal, audit and other services and reflect the expenses actually incurred by Class A Shares. The figures entered into "Other Expenses" for Class C shares are estimated based on the fact that each Share Class have similar expenses other than sales charges and 12b-1 fees.

(6) Total Annual Operating Expenses for Class A Shares reflect gross expenses of the Portfolio's Class A Shares before any fee waivers and/or expense reimbursements. Management of the Portfolio has voluntarily undertaken to waive fees and/or reimburse expenses of the Portfolio to attempt to maintain an overall expense cap of not greater than 1.75% and 2.50% for Class A Shares and Class C Shares, respectively. This voluntary undertaking may be terminated at any time. After fee waivers and expense reimbursements, the Portfolio's Net Total Annual Operating Expenses, for the year ended December 31, 2004, were 1.75% and 2.50% for Class A Shares and Class C Shares, respectively.

Expense Example

      The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and annual Portfolio operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               One Year       Three Years       Five Years       Ten Years
--------------------------------------------------------------------------------
Class A          $692            $1,245           $1,822           $3,383
--------------------------------------------------------------------------------
Class C          $454            $1,077           $1,821           $3,783
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

               One Year       Three Years       Five Years       Ten Years
--------------------------------------------------------------------------------
Class A          $692            $1,245           $1,822           $3,383
--------------------------------------------------------------------------------
Class C          $354            $1,077           $1,821           $3,783
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

      As described in the "Fund Profiles" Section above, an investment in each Portfolio is subject to certain risks. The applicable risks of investing in the Portfolios are described in this section, along with a listing of each Portfolio to which a certain risk pertains.

Asset Allocation Risks (The McGlinn and Sector Rotational Portfolios)

      These Portfolios largely depend on the skill of their sub-advisor in making asset allocation judgments, either among equity and fixed income securities, among various market sectors, or both, and in evaluating, selecting and monitoring the Portfolio's assets. If the sub-advisor's conclusions about economic conditions or individual securities are incorrect, the Portfolio may not perform as anticipated.

Call Risk (The Cumberland Taxable Income Portfolio Only)

      During periods of falling interest rates, issuers tend to call- or repay-higher yielding bonds that can be redeemed by the issuer prior to their stated maturity date. When Portfolio securities are called by an issuer, the Portfolio loses potential price appreciation and is forced to reinvest the proceeds of the called securities in lower yielding investments. Call risk is generally higher for longer term bonds.

Common Stock Investing Risk (All Portfolios except the Cumberland Taxable
Income)

      These Portfolios invest in common stocks, which subjects each Portfolio and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Portfolio invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

      Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. You should be aware that for a long position, the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services, or for no readily apparent reason at all. In addition, a company's share price may also decline if its earnings or revenues fall short of marketplace expectations.

      Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of a Portfolio's investments may decrease more than the stock markets in general.

Credit Risk (The McGlinn Portfolio & Cumberland Taxable Income Portfolio)

      Failure of an issuer to make timely interest or principal payments, or a decline or perception of decline in the credit quality of a municipal bond, can cause the bond's price to fall, potential lowering the Portfolio's share price. Although the Portfolio invests mostly in investment grade bonds, it may also invest in high yield ("junk") bonds, which involve greater credit risk. These lower grade bonds are considered to be speculative with respect to the issuer's continuing ability to make interest and principal payments. High yield bond prices may fall dramatically in response to bad news about the issuer or its industry, or the economy in general

Foreign Securities Investing Risk (The Baldwin Portfolio Only)

      Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Portfolio shareholders. Foreign securities are often denominated in a currency other than the U.S. Dollar. Accordingly, the Portfolio will be subject to the risks associated with fluctuations in currency values. Although the Portfolio will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Portfolio.

"Growth" Investing Risks (The Baldwin Portfolio Only)

      This Portfolio invests in companies that appear to be growth-oriented companies. If a Portfolio's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Portfolio's return. Further, "growth" stocks, in general, may lose favor in the market and under perform other types of securities.

Interest Rate Risk (The McGlinn Portfolio and Cumberland Taxable Income
Portfolio)

      Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and negatively impact a Portfolio's share price. The longer the Portfolio's average maturity, the more its share price will likely react to a change in interest rates.

Large Company Investing Risks (The McGlinn, Baldwin, Sector Rotational, and Berkshire Portfolios)

      Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Management Risk (All Portfolios)

      Poor security selection by the Sub-Advisor may cause the Portfolio to under perform other funds with similar investment objectives.

Non-Diversification Risk (The Sector Rotational and Berkshire Portfolios )

      These Portfolios are considered "non-diversified," meaning that they can invest a greater percentage of their assets in fewer securities as compared to a diversified fund. However, investing in fewer securities means that the Portfolio's performance can be negatively impacted by the poor performance of relatively few securities.

Portfolio Turnover Risk (Sector Rotational Portfolio)

      The Portfolio may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. High portfolio turnover rates may lower performance due to increased costs and may also result in the realization of capital gains, resulting in negative tax consequences to shareholders.

Sector Risk ( The Sector Rotational Portfolio)

      Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Portfolio invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Portfolio's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Portfolios may invest more heavily will vary from time to time.

Smaller Company Investing Risk (Sector Rotational Portfolio)

      Investing in smaller companies often involves greater risk than investing in larger companies. Smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. The securities of smaller companies, therefore, tend to be more volatile than the securities of larger, more established companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a small-sized company's stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

Temporary Defensive Position Risk (All Portfolios)

      Under adverse market conditions, each Portfolio could invest some or all of its assets in money market securities. Although the Portfolio would invest in this manner for defensive purposes, it could reduce the benefit of any upswing in the market. During such periods, the Portfolio will not be investing in accordance with and may not achieve its investment objective.

"Value" Investing Risk (McGlinn and Berkshire)

      These Portfolios invest in companies that appear to be value-oriented companies. If a Portfolio's perceptions of a company's inherent value are wrong, the securities purchased may not perform as expected, reducing the Portfolio's return. Further, "value" stocks, in general, may lose favor in the market and under perform other types of securities.

--------------------------------------------------------------------------------
WHO MANAGES THE PORTFOLIOS
--------------------------------------------------------------------------------

The Investment Advisor

      Penn Street Investment Advisors, Inc. ("PSIA") serves as Master Investment Advisor to each Portfolio under a written agreement with the Penn Street Fund, Inc. (the "Company") dated March 2, 2005. The shareholders of each Portfolio have approved the agreement at a special meeting held February 15, 2005. PSIA is a Delaware corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser.

      PSIA's address is 83 General Warren Boulevard, Suit 200, Malvern PA 19355. PSIA is majority owned by RMH, LLC, a Delaware limited liability company whose members are Mr. G. Michael Mara, the President of the Penn Street Fund, Mr. William R. Henry, and Dr. Philip P. Ripepi. CITCO (Quaker Holdings), Inc., a Delaware corporation ("CQH"), owns approximately 38% of PSIA's stock. CQH is the parent company of Citco Mutual Fund Services, Inc. ("CMFS"), the administrator and transfer agent of the Penn Street Fund. CMFS in turn is the parent company of Citco Mutual Fund Distributors, Inc. ("CMFD"), the distributor of the Penn Street Fund. CMFS is registered with the SEC as a transfer agent, and CMFD is registered with the SEC as a broker-dealer. Mr. John G. Roman owns 5% of the stock of PSIA, and is the President and CEO of PSIA. Mr. Roman has more than 20 years of experience in the investment industry.

      Mr. Mara is a director of PSIA. Mr. Roman will be responsible for the day to day operations of PSIA. Mr. Mara has 19 years of experience in the investment industry. Mr. Mara also serves as President of the Penn Street Fund, and is the President and owner of Valley Forge Capital Advisors, Inc. ("VFCA"), the sub-adviser to the Sector Rotational Portfolio, presently the largest portfolio of the Penn Street Fund. Mr. Mara has been the portfolio manager for the Sector Rotational Portfolio since its inception in 2000.

      Mr. John A. Lukan, CFA, is President and CEO of CMFS and CMFD. He is also a director and an executive of CQH, and serves as a director and Chairman of the Penn Street Fund. He is a director and Chairman of PSIA. Mr. Lukan has been an investment professional for more than 12 years. Additionally, Mr. Lukan is President & CEO of Quaker Securities, Inc., an institutional broker/dealer also controlled by CQH. Mr. Lukan is also a Chartered Canadian Accountant.

      PSIA is responsible for the overall investment operations of each Portfolio; it provides or arranges to provide day-to-day investment advisory services to the Portfolios and is primarily responsible to the Board for the conduct of the Portfolios' investment activities. PSIA prepares quarterly reports to the Board concerning the investment activities of the Portfolios (or more frequently if the Board requires). PSIA is responsible for ensuring that each Portfolio is managed in accordance with its investment objectives and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

      PSIA serves in the capacity of "Master Adviser" to each of the Portfolios and is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as Sub-Advisors. These Sub-Advisors provide day-to-day investment advice and choose the securities in which the Portfolios will invest, subject to the oversight and control of PSIA. For its services to each Portfolio except the Sector Rotational Portfolio, PSIA receives an annual fee of 1.00%, calculated daily and paid monthly, based on the average daily net assets of that Portfolio. The fees charged by a Portfolio's sub-advisor are paid by PSIA out of the fee it receives from that Portfolio. For Sector Rotational, PSIA receives an annual fee of 0.25%, calculated daily and paid monthly, based on the average daily net assets of that Portfolio. VFCA, as the sub-advisor to that Portfolio, is paid directly by that Portfolio for its services.

The Sub-Advisors

For the McGlinn Balanced Portfolio

      McGlinn Capital Management, Inc. 850 North Wyomissing Blvd., P.O. Box 6158 Wyomissing, PA 19610-0158 is the investment advisor for the McGlinn Balanced Portfolio. McGlinn Capital Management provides the Portfolio with a continuous investment program and trading department, and selects brokers and dealers to effect securities transactions. Portfolio securities transactions are placed with a view to obtaining best price and execution and, subject to this goal, may be placed with brokers which have assisted in the sale of the Portfolio's shares.

      McGlinn Capital Management was established in 1971 and currently manages approximately $1 billion in assets for clients such as corporate pension, profit-sharing and 401(k) accounts, multi-employer (union) pension funds, endowment funds, and accounts for foundations, religious organizations and substantial individual investors. PSIA pays McGlinn Capital Management a monthly advisory fee at the annual rate of 0.60% of the average daily net assets of the Portfolio. The shareholders of the Portfolio approved the current sub-advisory agreement with McGlinn on February 15, 2005.

      The management team responsible for managing the assets of the Portfolio, along with their positions at McGlinn Capital Management, are as follows:

      Michael J. McGlinn, Chairman, CEO, and majority owner. Mr. McGlinn earned his undergraduate business degree from the University of Notre Dame, and his MBA from the New York University Graduate School of Business Administration. Prior to joining the McGlinn Capital Management team in 1980, he was employed by Ernst & Whinney as a Senior Accountant and CPA.

      Jackson D. Breaks, II, President. Mr. Breaks holds a BA in English and an MA in English/Philosophy from Purdue University. Before joining the team in March, 1990, he was a Senior Account Executive at Merrill Lynch Capital Markets for seven years. He specialized in bond arbitrage, making regular presentations and publishing numerous articles in this area. Prior to his association with Merrill Lynch, he was employed at First Boston Corporation for 12 years as the co- manager of the Government Securities Department.

      Timothy J. Timura, CFA, Executive Vice President and Chief Investment Officer. Mr. Timura, earned his BA in Liberal Arts/Economics at Dickinson College and his MBA in Finance from the University of Wisconsin. Tim has served as Senior Manager of Equities for the $35 billion State Teachers Retirement System of Ohio. He has also held various portfolio management positions with Federated Investors, Inc., Pilgrim Baxter & Associates, and Invista Capital Management before joining McGlinn.

For the Baldwin Large-Cap Growth Portfolio

      Baldwin Investment Management, 100 Four Falls Corporate Center, Suite 202, West Conshohocken, Pennsylvania 19428), is a private and independently owned firm created to serve families, foundations and non-profit institutions as investment advisors, family office specialists, and insurance counselors. The following members of Baldwin Investment Management advise the Portfolio:

      David Buten, Managing Director, is a Portfolio Manager and Director of Marketing of Baldwin Investment Management. David came to Baldwin from Prudential Securities, where he was a 1st Vice President and a Prudential Securities Portfolio Manager from 1992 to 1999. He is a graduate of the Wharton School of the University of Pennsylvania and has been in the investment business except for a twelve year period as the director of a museum specializing in Wedgwood Ceramics.

      Peter H. Havens, Chairman, founded Baldwin Management, LLC in 1999 after serving as a member of the Board of Directors and Executive Vice President of The Bryn Mawr Trust Company since 1995. Previously he organized and operated the family office of Kewanee Enterprises. Peter received his B. A. from Harvard College and his M. B. A. from Columbia Business School.

      Susan Berry Kohlhas, Managing Director, is Director of Research and a Portfolio Manager of Baldwin Investment Management. She came to Baldwin in 1999 from Investment Counselors of Bryn Mawr where she held similar positions. She has 18 years of experience in the financial services industry since 1996. Susan attended The College of William and Mary and the University of Delaware, earning a B.A. in Economics and History, Summa Cum Laude and Phi Beta Kappa.

      Cathy Berry Sutton, Managing Director, is a Portfolio Manager of Baldwin Investment Management since 1999. With fourteen years of experience in the financial world, she joined Baldwin from Prudential Securities where she was a Vice President since 1988. Cathy received her B.A. from Davis & Elkins College. She is a member of IMCA.

      PSIA pays Baldwin a monthly advisory fee at the annual rate of 0.60% of the average daily net assets of the Portfolio. The shareholders of the Portfolio approved a new sub-advisory agreement with Baldwin on February 15, 2005.

For the PSA Sector Rotational Portfolio

      Valley Forge Capital Advisors, Inc. ("VFCA"), 83 General Warren Boulevard, Suite 200, Malvern, PA 19355, serves as sub-advisor to the Portfolio under a written agreement approved by the Portfolio's shareholders on February 15, 2005. VFCA is a Delaware corporation registered as an investment adviser with the Securities and Exchange Commission. VFCA provides investment counseling and management services to investment companies, banks and thrifts, institutions and high net worth individuals. VFCA was formed in August, 2002.

      Mr. G. Michael Mara is the founder, President and controlling shareholder of VFCA. Mr. Mara is also a director and a controlling shareholder of PSIA, the Master Adviser to the Fund. Mr. Mara previously served as President of an investment advisory firm that was a wholly-owned subsidiary of Millennium Bank from 2000 to May, 2002. Through different predecessor companies, Mr. Mara was the lead portfolio manager responsible for the Portfolio's day-to-day investment activities since its inception in 2000. Before joining Millennium Bank, Mr. Mara was a principal with the Vanguard Fiduciary Trust Company form 1997 to 1999. From 1986 to 1997, Mr. Mara served in a number of increasingly responsible positions with Merrill Lynch, including positions as Regional Manager and Senior Vice President of Merrill Lynch Trust Company in San Francisco and National Sales Manager of Merrill Lynch Trust Company in Princeton, New Jersey. In all, Mr. Mara has been an investment professional for nineteen years. Mr. Mara also serves as President of the Penn Street Funds, and is a trustee of the Quaker Investment Trust. Mr. Mara holds Series 7, 24 and 63 registrations. He is a registered representative with CMFD.

      VFCA is responsible for the day-to-day investments of the Portfolio and will choose the securities in which the Portfolio invests. VFCA also will provide the Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. VFCA will report to and be under the general supervision of PSIA. PSIA will have primary responsibility for the activities of VFCA and will report to the Board with respect to VFCA's activities.

      For its services to the Portfolio, VFCA is paid a management fee of 0.75% annually of the average daily net assets of the Portfolio, computed daily and paid monthly.

For the Berkshire Select Equity Portfolio

      Berkshire Advisors, Inc. ("Berkshire."), 2240 Ridgewood Road, Wyomissing, PA 19610, serves as sub-Advisor to the Portfolio pursuant to a written agreement for such services. Berkshire was established as a Delaware corporation in August, 2002 and is registered as an investment Advisor with the SEC under the Investment Advisors Act of 1940, as amended. Berkshire is a new company formed specifically to serve as sub-adviser to the Portfolio. Berkshire is controlled by Mr. Jay R. Kemmerer and operates exclusively as an investment advisory firm to the Portfolio.

      For its services to the Portfolio, Berkshire receives an annual fee of 0.75%, calculated daily and paid monthly, based on the average daily net assets of the Portfolio, paid by the Investment Advisor, PSIA, out of the fee it receives from the Portfolio. The current sub-advisory agreement with Berkshire was approved by the shareholders of the Portfolio on February 15, 2005.

      Mr. Jay R. Kemmerer is responsible for the day-to-day management of the Portfolio's portfolio. Mr. Kemmerer has served as President and CEO of Berkshire Advisors, Inc. a Registered Investment Advisor located in Wyomissing, Pennsylvania, since the firm's inception. Mr. Kemmerer also serves as President of Kemmerer & Company Financial Services, a Pennsylvania based financial planning firm, since 1991. Mr. Kemmerer also serves as President and CEO of Berkshire Mortgage Corporation. This company was established to provide a wide variety of mortgage programs to assist individual and business owners with home financing and debt consolidation. Mr. Kemmerer has served as a licensed Registered Securities Principal, OSJ Manager and an Investment Advisor Representative of Commonwealth Financial Network.

For the Cumberland Taxable Income Portfolio

      The Cumberland Taxable Income Portfolio is managed by a team from Cumberland Advisors Inc., 614 Landis Avenue, Vineland, NJ 08360, a personal service money management firm with clients in 35 states and in several foreign countries. Sheldon Goldberg and David Kotok founded Cumberland Advisors in 1973. As a result of a merger in mid-2003, Cumberland is now an independently incorporated subsidiary of Harleysville National Bank. The members of the Cumberland team are as follows:

David R Kotok, founding partner, President and Chief Investment Officer

      Mr. Kotok is a Wharton School graduate who co-founded the firm in 1973. His articles and economic analyses have appeared in such general publications as The New York Times and The Wall Street Journal and financial publications like the Journal of Accountancy, The Bond Buyer, and The Wall Street Transcript. Mr. Kotok is a former Commissioner of the Delaware River Port Authority and has served as a board member of the New Jersey Economic Development Authority and as Chairman of The NJ Casino Reinvestment Development Authority. He also served on the Treasury Transition Teams for New Jersey Governors Kean and Whitman.

Peter Demirali, Vice President and Portfolio Manager

      Mr. Demirali was a senior portfolio manager at Smith Barney Asset Management from 1990 to 1999. In that position, he initiated a corporate bond component for taxable fixed income portfolios. He was a partner in Anval, Inc., from 1999 to 2002, a commercial real estate brokerage company. From 1987 to 1989, he traded zero-coupon bonds at Yamaichi International, a Japanese securities dealer. From 1983 to 1987, he was a trader of short and intermediate Treasuries at Chemical Bank. His comments and analysis have appeared in Bloomberg Business News, a financial markets news service. Mr. Demirali holds a Bachelor of Science degree in Business Administration from Georgetown University. He is a member of the Philadelphia Council for Business Economics. Peter is active in his community of Upper Montclair, New Jersey.

Matthew L. Forester, Vice President and Portfolio Manager.

      Mr. Forester graduated from the Wharton School of Finance at the University of Pennsylvania with a degree in finance and political science. He has served on the Board of Trustees of the Bay-Atlantic Symphony since 1995, recently completing a two-year term as President. He is also a member of the Philadelphia Council for Business Economics and the Global Interdependence Center. Mr. Forester joined Cumberland Advisors in 1989. Mr. Forester is the lead portfolio manager for the Cumberland ETF Portfolio.

Sheldon E. Goldberg, founding partner, Portfolio Manager and Consultant

      Mr. Goldberg is a Rowan University (Glassboro State) graduate who co-founded the firm with Mr. Kotok. Mr. Goldberg previously was a Vice President of Bache and Co., predecessor of Prudential Securities, having managed offices in New Jersey, Pennsylvania, and New York City. Mr. Goldberg served on the Advisory Board of the Small Funds Committee of the No-Load Mutual Fund Association. He is also Chairman of National CD Sales Corporation, a jumbo certificate of deposit sales company. He is also President of Cumberland Brokerage Corporation.

John R. Mousseau, CFA , Vice President and Portfolio Manager

      Mr. Mousseau joined the firm in 2000. From 1993 to 2000, he was Portfolio Manager and Director of Municipal Bond Investments for Lord Abbett & Company. Prior to that he served as First Vice President and Director of Municipal Portfolio Analysis for Shearson Lehman Brothers and a predecessor firm, E.F. Hutton, from 1981 to 1993. Mr. Mousseau holds an AB degree in Economics from Georgetown University and an M.A. degree in Economics from Brown University. A holder of the Chartered Financial Analyst designation, he is a member of the New York Society of Securities Analysts where he serves on the Society's High Net Worth Investor's Committee. In addition, he serves as an instructor at the New York Institute of Finance. Mr. Mousseau is the lead portfolio manager for the Cumberland Pennsylvania Tax Exempt Portfolio.

Joel L. Naroff, Economics Consultant

      Mr. Naroff became associated with Cumberland Advisors in August, 2000. He is the founder of Naroff Economic Advisors, a strategic economic consulting firm. On a consulting basis, Joel is the Chief Economist at Commerce Bancorp, Inc. Joel worked in the banking industry for fourteen years as Chief Bank Economist at First Union Corp., Chief Economist at First Fidelity Bancorp and Director of Regional Economic Research at Fidelity Bank. He has been involved with asset/liability, portfolio management as well as strategic planning. He has assisted numerous states, local governments and school boards on financial and economic development issues. Joel received his Ph.D. in economics from Brown University. He is a member of the Board of Directors of the Pennsylvania Economy League, is past Chair of the American Bankers Association's Economic Advisory Committee and is past President of the Philadelphia Council of Business Economists.

      For its services to the Portfolio, PSIA pays Cumberland an advisory fee of 0.38% of the average daily net assets of the Portfolio, payable monthly. The shareholders of the Portfolio approved the current sub-advisory agreement with Cumberland on February 15, 2005.

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HOW TO BUY & SELL SHARES
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Determining Share Prices

      Shares of each Portfolio are offered at the public offering price ("POP") for each share class. The public offering price is each share's next calculated net asset value ("NAV"), plus the applicable sales charge, if any. NAV per share is calculated by adding the value of Portfolio investments, cash and other assets, subtracting Portfolio liabilities, and then dividing the result by the number of shares outstanding. Each Portfolio generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by each Portfolio's Sub-Advisor, subject to the review and supervision of the Advisor and Board of Directors. For the McGlinn, Sector Rotational, and Berkshire Portfolios, there will be very limited circumstances in which fair value pricing would be used, such as trading in a security being halted. For the Baldwin Portfolio, pricing of certain foreign securities might be based on fair value if events relating to an issuer or its country occur after the foreign exchange's close but before the U.S. markets close. For the Cumberland Portfolio, some income securities may not have market quotes in certain circumstances, such as a very small issuer, very few remaining outstanding bonds in a pool, or uncertain credit standing of an issuer. Each Portfolio may use the services of an independent pricing service to determine value on securities for which market prices are not readily available.

      Each Portfolio 's per share NAV and POP is computed on all days on which the New York Stock Exchange ("NYSE") is open for business, at the close of regular trading hours on the exchange, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

Variable Pricing System

      Each Portfolio offers Class A and Class C shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in any Portfolio represents interests in the same portfolio of investments in that Portfolio. Prior to December 31, 2003, the Portfolios offered only No-Load Class shares. As of December 31, 2003, the Company's Board of Directors approved the conversion of No-Load shares to Class A shares. If you were an existing shareholder of any Portfolio on or before December 31, 2003, you may continue to purchase Class A shares of any Portfolio without the imposition of sales charges. This permanent exemption does not apply to new accounts opened after December 31, 2003 or to accounts of an otherwise exempt shareholder opened in another name.

Class A Shares

      Class A shares are offered at their POP, which is NAV share plus the applicable sales charge. The sales charge varies depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of each Portfolio except the Cumberland Taxable Income Portfolio:

                           Sales Charge     Sales Charge
                           As a % of        As a % of              Dealer
Amount Invested            offering price   Net Amount Invested    Reallowance
---------------            --------------   -------------------    -----------

Less than   $ 49,999       5.50%            5.82%                  5.00%
$50,000 to  $ 99,999       4.75%            4.99%                  4.25%
$100,000 to $249,999       3.75%            3.76%                  3.25%
$250,000 to $499,999       2.75%            2.76%                  2.50%
$500,000 to $999,999       2.00%            2.00%                  1.75%
$1,000,000 or more         1.00%            1.00%                  0.75%

      The following sales charges apply to your purchases of Class A shares of the Cumberland Taxable Income Portfolio:

                           Sales Charge     Sales Charge
                           As a % of        As a % of              Dealer
Amount Invested            offering price   Net Amount Invested    Reallowance
---------------            --------------   -------------------    -----------

Less than   $ 99,999       4.25%            4.44%                  4.00%
$100,000 to $249,999       3.75%            3.89%                  3.50%
$250,000 to $499,999       2.75%            2.83%                  2.50%
$500,000 to $999,999       2.00%            2.04%                  1.75%
$1,000,000 or more         1.00%            1.00%                  0.75%

      CMFD, the Portfolios' Principal Underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CMFD to sell shares of the Portfolios. The dealer's concession may be changed from time to time. CMFD may from time to time offer incentive compensation to dealers who sell shares of the Portfolios subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an "Underwriter" under the Securities Act of 1933, as amended. The Company and CMFD have authorized one or more brokers to accept purchase and redemption orders on the Company's behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf.

Exemptions From Sales Charges

      The Portfolios will waive sales charges for purchases by fee-based registered investment advisors for their clients, broker/dealers with wrap fee accounts, registered investment advisors or brokers for their own accounts, employees and employee-related accounts of the Advisor and Sub-Advisors, and for an organization's qualified retirement plan that places either (i) 100 or more participants or (ii) $300,000 or more of combined participant initial assets into the Portfolios, in the aggregate. For purchasers that qualify for fee waiver, shares will be purchased at NAV. The Portfolios may also waive sales charges under circumstances that appear to be to the benefit of the Portfolio.

Reduced Sales Charges

      You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in all Portfolios with the dollar amount of shares to be purchased. For example, if you already owned Class A shares in the McGlinn Balanced Portfolio with a combined aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the PSA Sector Rotational Portfolio, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Portfolios.

Letter of Intent

      You can immediately qualify for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Portfolio(s) during the next thirteen (13) months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Portfolio(s) each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

Class C Shares

      Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Portfolio of your choice. However, Class C shares pay an annual 12b-1 shareholder servicing fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

      In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a contingent deferred sales charge ("CDSC") of 1.00% of the value of your redemption if you redeem your shares within thirteen months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than thirteen months prior to the redemption and increases in the value of your shares.

Factors To Consider When Choosing A Share Class

      When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Portfolio(s), and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund's expenses over time in the "Fund Profiles" Section of this Prospectus.

Distribution Fees

      Penn Street Fund, Inc. (the "Company") has adopted distribution and shareholder servicing plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended (the "1940 Act"), by class of shares, for each Portfolio. The Distribution Plans provide for fees to be deducted from the average net assets of the Portfolios in order to compensate the Principal Underwriter and others for expenses relating to the promotion and sale of shares of each Portfolio.

      Under the Class A Plan, the Class A shares of each Portfolio compensate the Principal Underwriter and others for distribution expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of each Portfolio's average daily net assets attributable to Class A shares.

      Under the Class C Plan, Class C shares of each Portfolio compensate the Principal Underwriter and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee) payable on a monthly basis, of each Portfolio's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Principal Underwriter and others to compensate them for services provided and expenses incurred in the distribution of Class C shares, including the paying of ongoing shareholder servicing fees to persons who have sold Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge and to permit the Principal Underwriter to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares. 12b-1 fees payable on Class C shares will be retained by the Principal Underwriter for the first thirteen months after the shares are purchased.

      The Distribution Plans provide that the Portfolio s may finance activities which are primarily intended to result in the sale of the Portfolios' shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature and payments to dealers and shareholder servicing agents.

      The Distribution Plans are reviewed annually by the Company's Board of Directors and may be renewed only by majority vote of the shareholders of the Portfolios' Classes to which each Plan applies or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.

Minimum Investments

      Your purchase of Portfolio shares is subject to the following minimum investment amounts:

                               MINIMUM
TYPE OF                        INVESTMENT                          SUBSEQUENT
ACCOUNT                        TO OPEN ACCOUNT                     INVESTMENTS
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REGULAR                        $2,000                              $100
IRAs                           $1,000                              $100

AUTOMATIC INVESTMENT PLAN MEMBERS

                               MINIMUM
TYPE OF                        INVESTMENT                          SUBSEQUENT
ACCOUNT                        TO OPEN ACCOUNT                     INVESTMENTS
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REGULAR                        $2,000                              $100
IRAs                           $1,000                              $100

      All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank, or the Portfolio is unable to debit your predesignated bank account on the day of purchase, each Portfolio reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Each Portfolio (or its agent) has the authority to redeem shares in your account(s) from the Portfolio to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Portfolio.

      If you invest through a brokerage firm or other financial institution, their policies and fees may be different than those described here. Financial advisors, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investment amounts or limitations on buying or selling shares. Consult your financial advisor if you have any questions about their policies and procedures. If you purchase shares through a brokerage firm or other financial institution, it is responsible for transmitting your order in a timely manner.

      Your investment in the Portfolio(s) should be intended to serve as a long-term investment vehicle. The Portfolios are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Portfolio reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Portfolio, which includes investors with a history of excessive trading. Each Portfolio also reserves the right to stop offering shares at any time.

Opening and Adding To Your Account

      You can invest in the Portfolio(s) by mail, wire transfer, and through participating financial services professionals. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Portfolio(s) through an automatic payment plan. Any questions you may have can be answered by calling the Portfolios, toll free, at 1-866-207-5175.

Purchases through Financial Services Organizations

      You may purchase shares of the Portfolios through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Portfolio shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Portfolio. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Purchasing Shares By Mail

      To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to the Portfolio of your choice, and mail the form and check to:

                           The Penn Street Fund, Inc.
                    c/o Citco Mutual Fund Distributors, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

      Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at your Portfolio's POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

      To make an initial purchase of shares by wire transfer, take the following steps:

1.    Call 1-866-207-5175 to inform us that a wire is being sent.

2.    Obtain an account number from the Transfer Agent.

3. Fill out, fax (610-935-3775), then mail the Account Application to the Transfer Agent

4.    Ask your bank to wire funds to the account of:

                   Harleysville National Bank & Trust Company
                                 ABA # 031911812
                        Penn Street Fund A/C # 100022479

      Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new Portfolio account.

      To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

      If you purchase Portfolio shares by wire, you must complete and file an Account Application form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application form included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

Automatic Investment Plan

      You may purchase shares of the Portfolios through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Portfolios. You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member for automatic withdrawals under the plan. The Portfolios may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Transfer Agent at 1-866-207-5175.

Telephone Purchases

      In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day that the Transfer Agent receives payment through the ACH. Call the Transfer Agent for details.

      You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Portfolio shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

      The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Portfolios will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Portfolio and/or the Transfer Agent has failed to follow procedures reasonably designed to prevent losses. However, if the Portfolio and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

      Each Portfolio reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Portfolio, for any payment check returned to the custodian for insufficient funds.

      If you place an order for Portfolio shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

      Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How To Sell (Redeem) Your Shares

      You may sell (redeem) your shares at any time, subject to the Limitations on Short-Term Trading discussed below. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

      Redemption requests should be mailed via U.S. mail to:

                           The Penn Street Funds, Inc.
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

      or by overnight courier service to:

                           The Penn Street Funds, Inc.
                          c/o Citco Fund Services, Inc.
                     83 General Warren Boulevard, Suite 200
                                Malvern, PA 19355

      The selling price of the shares being redeemed will be the Portfolio's per share NAV next calculated after receipt of all required documents in "Good Order". "Good Order" means that the request must include:

            1. Your account number;

            2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

            3. The signatures of all account owners exactly as they are registered on the account;

            4. Any required signature guarantees; and

            5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

      Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Signature Guarantees

      A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

            (i) if you change the ownership on your account;

            (ii) when you want the redemption proceeds sent to a different address than is registered on the account;

            (iii) if the proceeds are to be made payable to someone other than the account's owner(s);

            (iv) any redemption transmitted by federal wire transfer to your bank; and

            (v) if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

      In addition, signature guarantees are required for all redemptions of $25,000 or more from any Portfolio shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in "Good Order".

      Signature guarantees are designed to protect both you and the Portfolio from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

By Telephone

      You may redeem your shares by calling the Transfer Agent at 1-866-207-5175 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that, with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to affect a redemption by telephone if desired.

      If you purchase your shares by check and then redeem your shares before your check has cleared, the Portfolio may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

      You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $10) for outgoing wires.

Redemption At The Option Of A Portfolio

      If the value of the shares in your account falls to less than $2,000, the Company may notify you that, unless your account is increased to an amount exceeding the minimum, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring your account up to the appropriate minimum before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below the minimum requirement as the result of market action. The Portfolios reserve this right because of the expense to the Portfolios of maintaining very small accounts.

Exchange Feature

      You may exchange your shares of any Portfolio for the same share class of any other Penn Street Portfolio, without incurring additional sales charges. An exchange involves the simultaneous redemption of shares of one Portfolio and purchase of shares of another Portfolio at each Portfolio's respective closing NAV next determined after a request for exchange has been received and is a taxable transaction. You may direct the Company to exchange your shares by contacting the Transfer Agent. The request must be signed exactly as your name appears on your account and it must also provide your account number, number of shares to be exchanged, the names of the Portfolio(s) to which the exchange will take place, and a statement as to whether the exchange is a full or partial redemption of existing shares. Exchanges are subject to the Limitations on Short-Term Trading set forth below. The Board of Directors of the Company reserves the right to suspend or terminate, or amend the terms of the exchange privilege upon 60 days written notice to shareholders.

Systematic Withdrawal Plan

      Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Portfolio to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Portfolios have the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Account Application enclosed in this Prospectus, or is available by calling the Transfer Agent. If you prefer to receive systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Portfolios. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Company upon sixty days written notice or by a shareholder upon written notice to the Portfolios. Applications and further details may be obtained by calling the Company at 1-866-207-5175 or by writing to the Transfer Agent.

Limitations on Short-Term Trading

      If some shareholders purchase and then redeem or exchange their shares within a short time frame, such activity could have an adverse effect on the Portfolios and their remaining shareholders. This activity is sometimes referred to as "market timing," because the selling or redeeming shareholder is attempting to take advantage of short term market activity and trends by manipulating his investment in one of the Portfolios. Market timing can cause a dilution in the value of the shares of a Portfolio held by long term shareholders. In addition, short-term trading creates transaction costs that are borne by all shareholders and can disrupt the orderly management of a Portfolio's investments. Also, such market timing activity can result in adverse tax consequences to the Portfolio and its remaining shareholders, if investments have to be sold to accommodate redemptions.

      The Fund is of relatively small size and has a small number of shareholders compared to many other mutual funds, and accordingly does not believe that any of its Portfolios have been the subject of market timing activities. Nevertheless, the Board of Directors adopted a policy in 2003 to discourage market timing activity. If a shareholder purchases shares and then either redeems or exchanges those shares within three months, and then makes another purchase and redemption or exchange in the next three months, the Fund will refuse further purchases or exchanges by such shareholder. Sales pursuant to a properly established Systematic Withdrawal Plan as set forth above are not subject to this policy. Purchases and sales by financial intermediaries who maintain account records for their customers are not treated as a single shareholder for the purposes of this policy, so the transactions by the customers of those intermediaries cannot adequately be tracked and restricted by the Fund. The Fund has advised any intermediaries holding Fund shares in omnibus account form to monitor compliance with the policy by their customers. In addition, PSIA as the Master Adviser to the Fund has been delegated the authority to waive the restriction in any particular instance for good reason. PSIA must provide a quarterly report to the Board of Directors detailing any waivers granted and the reasons therefor. As of the date of this Prospectus, no waivers have been granted.

--------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS
--------------------------------------------------------------------------------

      Dividends paid by each Portfolio are derived from its net investment income. Net investment income will be distributed at least annually. Each Portfolio's net investment income is made up of dividends received from the securities it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

      A Portfolio realizes capital gains when it sells a security for more than it paid for it. The Portfolios generally make distributions of net realized capital gains (after any reductions for capital loss carry forwards) generally once a year.

      Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Portfolio(s). You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

--------------------------------------------------------------------------------
TAX CONSIDERATIONS
--------------------------------------------------------------------------------

      Each Portfolio intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

      The Portfolios intend to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Portfolios unless the shareholder has requested in writing to have them paid by check.

      Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Portfolio have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Portfolio.

      You will be advised annually of the source of distributions for federal income tax purposes.

      If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Portfolio(s) may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain, and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

      Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Portfolio during the following January.

      Distributions by the Portfolios will result in a reduction in the fair market value of the Portfolios' shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Portfolio just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

      A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Portfolio.

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

      The Portfolios will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

      In reports, other communications to investors, or advertising material, the Portfolios may describe general economic and market conditions affecting the Portfolios and may compare their performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Portfolios may also, from time to time, compare their performance to the one or more appropriate indices.

      According to the law of Maryland under which the Company is organized, and the Company's Articles of Incorporation and by-laws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act. Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under
Section 16(c) of the Investment Company Act of 1940, as amended.

      Protecting your personal information is a priority for the Company and our privacy policy has been designed to support this objective. The Portfolios may collect non-public personal information from you in the following ways:

      o From information provided by you on applications or other forms submitted to the Portfolio or to the Transfer Agent; and

      o     From information arising from your investment in the Portfolios.

      The Company utilizes electronic, procedural, and physical controls in keeping with industry standards and procedures. For example, each Portfolio authorizes access to your personal and account information on a "needs information only" basis to personnel utilizing this information to provide products or services to you.

      The Company does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Company has entered into arrangements with the Advisor to provide investment advisory, administrative, and other services, and a Portfolio may disclose information about you or information that you have provided to the Portfolio to the Adviser in connection with the Adviser's responsibilities to the Portfolio.

      The Board of Directors of the Company has approved a Code of Ethics (the "Code") for the Portfolios, Master Investment Advisor, each Sub-Advisor, and Principal Underwriter. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Portfolios, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Portfolio. The Board is responsible for overseeing the implementation of the Codes. The Company has filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The Codes are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

      The Board of Directors of the Company has also approved anti-money laundering procedures which it believes are reasonably designed to detect and prevent attempts to utilize the Portfolios for illegal purposes. Day to day responsibility for the monitoring of such activities has been delegated to the Transfer Agent, subject to Board oversight and periodic independent audit.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial data included in the tables below for the Portfolios' fiscal years ending October 31 of each time period shown below have been audited by Briggs, Bunting & Dougherty, LLP, the Company's independent registered public accounting firm. The information in the tables below should be read in conjunction with each Portfolio's latest audited annual financial statements and notes thereto, which may be obtained without charge by contacting the Portfolios or the Transfer Agent.

The McGlinn Balanced Portfolio

                                                                              Class A Shares                             Class C
                                                  ----------------------------------------------------------------      -------
                                                    2004           2003           2002          2001         2000         2004*
                                                  -------        -------        -------       -------      -------      -------
Net Asset Value, Beginning of Period              $ 12.99        $ 11.44        $ 12.45       $ 13.25      $ 12.82      $ 14.12

Investment Operations
     Net Investment Income (Loss)                    0.07           0.11           0.23          0.20         0.23        (0.02)
     Net Realized and Unrealized Gain/
       (Loss) on Investments                         0.67           1.54          (0.99)        (0.82)        0.49        (0.47)

Total from Investment Operations                     0.74           1.65          (0.76)        (0.62)        0.72        (0.49)

Distributions:
     From Net Investment Income                     (0.08)         (0.10)         (0.25)        (0.18)       (0.29)          --
     From Realized Capital Gains                       --             --             --            --           --           --

Total Distributions                                 (0.08)         (0.10)         (0.25)        (0.18)       (0.29)          --

Net Asset Value, End of Period                    $ 13.65        $ 12.99        $ 11.44       $ 12.45      $ 13.25      $ 13.63

Total Return                                         5.68%         14.50%         (6.19)%       (4.72)%       5.66%       (3.47)%(2)

Ratios/Supplemental Data
      Net Assets, End of Period (in 000's)        $ 1,078        $ 1,133        $ 1,247       $ 1,195      $ 1,454      $     1
      Ratio of Expense to Average Net Assets
         (before reimbursement by advisor)           3.12%          2.62%          2.54%         2.77%        2.31%        3.87%(1)
         (after reimbursement by advisor)            1.75%          1.75%          1.59%         1.75%        2.25%        2.50%(1)
      Ratio of Net Investment Income/(Loss)
         to Average Net Assets
         (before reimbursement by advisor)          (0.87)%         0.01%          0.99%         1.49%        1.66%       (1.62)%(1)
         (after reimbursement by advisor)            0.50%          0.88%          1.95%         2.51%        1.72%       (0.25)%(1)

Portfolio Turnover Rate                                46%           116%           109%           62%         140%          46%

*     Class C Portfolio Commenced operations March 1, 2004.

(1)   Annualized.

(2)   Not annualized.

The Baldwin Large-Cap Growth Portfolio

                                                                       Class A Shares                                  Class C
                                             -----------------------------------------------------------------         -------
                                              2004           2003           2002           2001         2000*           2004**
                                              ----           ----           ----           ----         -----          -------
Net Asset Value, Beginning of Period         $  9.24        $  7.96        $  9.78        $ 12.03      $ 12.00         $ 10.12

Investment Operations:
     Net Investment Income (Loss)              (0.07)         (0.06)         (0.07)          0.14         0.08           (0.10)
     Net Realized and Unrealized Gain/
      (Loss) on Investments                     0.50           1.34          (1.72)         (2.29)        0.00           (0.39)
                                                                                                                         (0.49)
Total from Investment Operations                0.43           1.28          (1.79)         (2.15)        0.08

Distributions:
     From Net Investment Income                   --             --          (0.03)         (0.10)       (0.05)             --
     From Realized Capital Gains                  --             --             --             --           --              --

Total Distributions                               --             --          (0.03)         (0.10)       (0.05)             --

Net Asset Value, End of Period               $  9.67        $  9.24        $  7.96        $  9.78      $ 12.03         $  9.63

Total Return                                    4.65%         16.08%        (18.40)%       (18.05)%       0.68%(2)       (4.84)%(2)

Ratios/Supplemental Data
  Net Assets, End of Period (in 000's)       $ 1,733        $ 1,852        $ 1,266        $   788      $   461         $     1
  Ratio of Expenses to Average Net Assets
      (before reimbursement by advisor)         2.90%          2.56%          2.38%          4.20%        9.48%(1)        3.65%(1)
      (after reimbursement by advisor)          1.75%          1.75%          1.60%          1.75%        1.63%(1)        2.50%(1)
  Ratio of Net Investment Income/(Loss)
       to Average Net Assets
      (before reimbursement by advisor)        (1.90%)        (1.57)%        (1.51)%         1.23%       (4.13)%(1)      (2.65)%(1)
      (after reimbursement by advisor)         (0.75)%        (0.76)%        (0.73)%         3.68%        3.72%(1)       (1.50)%(1)

  Portfolio Turnover Rate                         42%            38%            32%            20%           0%             42%

(1)   Annualized.

(2)   Not Annualized.

*     The Portfolio commenced investment operations on August 30, 2000.

**    Class C Portfolio commenced investment operations on March 1, 2004.

The Penn Street Advisors Sector Rotational Portfolio

                                                                        Class A Shares                                   Class C
                                             -------------------------------------------------------------------         -------
                                               2004           2003           2002           2001           2000*         2004**
                                               ----           ----           ----           ----           -----         ------
Net Asset Value, Beginning of Period         $ 13.11        $ 10.39        $ 10.67        $ 12.25        $ 12.00         $ 14.64

Investment Operations:
     Net Investment Income (Loss)              (0.08)         (0.10)         (0.09)         (0.04)         (0.01)          (0.13)
     Net Realized and Unrealized Gain/
      (Loss) on Investments                     2.07           2.82          (0.19)         (1.54)          0.26            0.60

Total from Investment Operations             $  1.99           2.72          (0.28)         (1.58)          0.25            0.47

Distributions:
     From Net Investment Income                   --             --             --             --             --              --
     From Realized Capital Gains                  --             --             --             --             --              --

Total Distributions                               --             --             --             --             --              --

Net Asset Value, End of Period               $ 15.10        $ 13.11        $ 10.39        $ 10.67        $ 12.25         $ 15.11

Total Return                                 $ 15.18          26.18%         (2.62)%       (12.90)%         2.08%(2)        3.21%(2)

Ratios/Supplemental Data
  Net Assets, End of Period (in 000's)       $ 6,711        $ 4,446        $ 3,127        $ 2,781        $ 1,695         $     0(3)
  Ratio of Expenses to Average Net Assets
      (before reimbursement by advisor)         2.62%          2.40%          2.23%          2.34%          3.59%(1)        3.37%(1)
      (after reimbursement by advisor)          1.75%          1.75%          1.75%          1.75%          1.65%(1)        2.50%(1)
  Ratio of Net Investment Income/(Loss)
      to Average Net  Assets
      (before reimbursement by advisor)        (1.42)%        (1.54)         (1.25)%        (0.38)%        (2.30)%(1)     (2.17)%(1)
      (after reimbursement by advisor)         (0.55)%        (0.89)         (0.77)%         0.21%         (0.36)%(1)     (1.30)%(1)

  Portfolio Turnover Rate                        133%           100%           137%           252%            41%            133%

(1)   Annualized.

(2)   Not Annualized.

(3)   Net assets as of October 31, 2004 were $103.

*     The Portfolio commenced investment operations on August 30, 2000.

**    The Class C Portfolio commenced operations on March 1, 2004.

The Berkshire Advisors Select Equity Portfolio

                                                   Class A Shares         Class C
                                                -------------------       ------
                                                 2004         2003*        2004**
                                                 ----         -----        ------
Net Asset Value, Beginning of Period            $10.53       $10.00       $11.49

Investment Operations:
     Net Investment Income (Loss)                 0.06        (0.01)       (0.01)
     Net Realized and Unrealized Gain/
      (Loss) on Investments                       0.52         0.54        (0.51)

Total from Investment Operations                  0.58         0.53        (0.52)

Distributions:
     From Net Investment Income                  (0.01)          --           --
     From Realized Capital Gains                 (0.06)          --           --

Total Distributions                              (0.07)          --           --

Net Asset Value, End of Period                  $11.04       $10.53       $10.97

Total Return                                      5.49%        5.30%(2)    (4.53)%(2)

Ratios/Supplemental Data
  Net Assets, End of Period (in 000's)          $  999       $  794       $    1
  Ratio of Expenses to Average Net Assets
      (before reimbursement by advisor)           2.98%        2.72%(1)     3.73%(1)
      (after reimbursement by advisor)            2.00%        2.00%(1)     2.75%(1)
  Ratio of Net Investment Income/(Loss) to
      Average Net Assets
      (before reimbursement by advisor)          (0.42)%      (0.85)%(1)   (1.17)%(1)
      (after reimbursement by advisor)           (0.56)%      (0.13)%(1)   (0.19)%(1)

  Portfolio Turnover Rate                          107%          25%         107%

(1)   Annualized.

(2)   Not Annualized.

*     The Portfolio commenced investment operations on April 2, 2003.

**    Class C Portfolio commenced investment operations on March 1, 2004.

The Cumberland Taxable Income Portfolio

                                                                       Class A Shares                                  Class C
                                             -------------------------------------------------------------------       -------
                                              2004           2003           2002           2001           2000*         2004**
                                              ----           ----           ----           ----           -----         ------
Net Asset Value, Beginning of Period         $ 13.07        $ 14.15        $ 13.77        $ 12.10        $ 12.00       $ 13.18

Investment Operations:
     Net Investment Income (Loss)               0.25           0.16           0.26           0.66           0.09          0.09
     Net Realized and Unrealized Gain/
    (Loss) on Investments                       0.01          (0.03)          0.85           1.09           0.08         (0.01)

Total from Investment Operations                0.26           0.13           1.11           1.75           0.17          0.08

Distributions:
     From Net Investment Income                (0.21)         (0.22)         (0.67)         (0.08)         (0.07)        (0.12)
     From Realized Capital Gains                  --          (0.99)         (0.06)            --             --            --
Total Distributions                             0.21          (1.21)         (0.73)         (0.08)         (0.07)        (0.12)

Net Asset Value, End of Period               $ 13.12        $ 13.07        $ 14.15        $ 13.77        $ 12.10       $ 13.14

Total Return                                    2.00%          0.96%          8.45%         14.54%          1.42%(2)      0.65%(2)

Ratios/Supplemental Data
  Net Assets, End of Period (in 000's)       $ 1,894        $ 2,518        $ 3,770        $ 1,981        $   569       $     1
  Ratio of Expenses to Average Net Assets
      (before reimbursement by advisor)         2.76%          2.35%          2.01%          2.36%          5.21%(1)      3.51%(1)
      (after reimbursement by advisor)          1.75%          1.75%          1.66%          1.75%          1.64%(1)      2.50%(1)
  Ratio of Net Investment Income/(Loss) to
      Average Net Assets
      (before reimbursement by advisor)         0.83%          0.47%          2.84%          5.00%          0.11%(1)      0.08%(1)
      (after reimbursement by advisor)          0.84%          1.07%          3.19%          5.61%          3.68%(1)      1.09%(1)

  Portfolio Turnover Rate                         94%           187%           162%            29%             0%           94%

(1)   Annualized.

(2)   Not Annualized.

*     The Portfolio commenced investment operations on August 30, 2000.

**    Class C Portfolio commenced investment operations on March 1, 2004.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

      Additional information about the Portfolios is available in the Company's Statement of Additional Information (SAI), dated March 4, 2005, and audited Annual Financial Statements, dated October 31, 2004. The SAI contains more detailed information on all aspects of the Portfolios, including a description of the Fund's policies and procedures with respect to the disclosure of the identity of the securities held in each Portfolio at particular times. The SAI has been filed with the SEC and is incorporated by reference into (that is to say, made legally a part of) this prospectus. The Annual Report has also been filed with the SEC. The Annual Report contains management discussions of the Portfolios' performances for the prior fiscal year.

      To receive information concerning the Portfolios, or to request a copy of the SAI or Annual Report, or other documents relating to the Portfolios, please contact the Company at:

                           The Penn Street Funds, Inc.
                      c/o Citco Mutual Fund Services, Inc.
                                 P.O. Box C1100
                           Southeastern, PA 19398-1100

                            Or call us toll free at:

                                 1-866-207-5175

      A copy of your requested document(s) will be sent to you, without charge, within three days of your request.

      Information about the Portfolios (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Portfolio is also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                The Company's Investment Company Act File No. is:
                                    811-09078

                       STATEMENT OF ADDITIONAL INFORMATION
                                     for the
                           THE PENN STREET FUND, INC.

                       Offering the following Portfolios:

              The McGlinn Balanced Portfolio
              The Baldwin Large Cap Growth Portfolio
              The Penn Street Advisors Sector Rotational Portfolio The Berkshire Advisors Select Equity Portfolio
              The Cumberland Taxable Income Portfolio

      This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the prospectus for The Penn Street Fund, Inc. (the "Company"), dated March 4, 2005. The audited financial statements of the Company for its fiscal year ended October 31, 2004, are incorporated herein by reference. This SAI relates only to the above-listed Portfolios. The Prospectus and Annual Report are available without charge from the Transfer Agent. You may obtain a copy of the Prospectus, free of charge, by writing to Penn Street Funds, Inc., c/o Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, PA 19355, or by calling 1-866-207-5175. Your requested document(s) will be sent to you within three days of your request.

      The date of this SAI, and the prospectus to which it relates, is March 4, 2005.

                                TABLE OF CONTENTS

General Information                                                            3

Investment Objectives and Policies                                             4

Fundamental Policies - All Policies                                            9

Operating Policies - All Policies                                              9

Additional Investment Policies                                                10

Disclosure of Portfolio Holdings                                              11

Management of the Fund                                                        12

Shareholdings                                                                 14

Independent Public Accountants                                                15

Code of Ethics                                                                15

Investment Management Services                                                16

Sale of Portfolio Shares                                                      18

Distribution                                                                  19

Tax Status                                                                    19

Portfolio Transactions                                                        22

Custodian                                                                     22

Transfer Agent                                                                23

Administration                                                                23

Distributor                                                                   24

Proxy Voting Policies and Procedures                                          25

Appendix 1                                                                    26

                               GENERAL INFORMATION

      The Company is an open-end, management investment company that was organized as a corporation in the State of Maryland on July 6, 1995, but did not issue any shares until November 8, 1995. The Company is currently authorized to issue one billion (1,000,000,000) shares of common stock, par value $0.01, and may issue such shares in multiple series and classes. The Company currently issues shares in five series; the McGlinn Balanced Portfolio, Baldwin Large Cap Growth Portfolio, Penn Street Advisors Sector Rotational Portfolio, Berkshire Advisors Select Equity Portfolio, and Cumberland Taxable Income Portfolio (individually a "Portfolio" or "Series" and collectively the "Portfolios"). Each series represents interests in a separate portfolio of securities, and all shares of a series have identical voting powers, preferences, restrictions and other terms. The Company is registered under the Investment Company Act of 1940. Until January 14, 1998, the name of the Company was S.I.S. Mercator Fund, Inc.

      The Company has further divided the shares of each Portfolio into two classes, Class A shares which impose a front-end sales charge and Class C shares which impose a contingent deferred sales charge. Prior to December 31, 2003, the Company offered only No-load shares of each Portfolio. On December 31, 2003, the Company converted its existing No-load shares to Class A shares and permanently exempted existing shareholder accounts from incurring sales charges on future purchases and exchanges of Class a shares of any Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

      The following information supplements the discussion of each Portfolio's investment objectives, strategies and risks. Each Portfolio's investment objective and the manner in which each Portfolio pursues its investment objective are generally discussed in the Prospectus. This section provides additional information concerning each Portfolio's permissible investments and/or investment restrictions not otherwise discussed in the Prospectus.

      In addition to the primary investment securities in which each Portfolio invests as set forth in the Prospectus, each Portfolio may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this SAI:

U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety.

Repurchase Agreements ("Repos") In a Repo, a Portfolio purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Portfolio at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by any Portfolio must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Portfolio, and the Portfolio may only enter into Repos with U.S. banks or qualifying broker/dealers, provided that the Portfolio's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.

When-Issued Securities and Delayed-Delivery Transactions The Portfolios may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Portfolio with payment and delivery taking place at some future date. A Portfolio may enter into such transactions when, in the Advisor/Sub-Advisor's opinion, doing so may secure an advantageous yield and/or price to the Portfolio that might otherwise be unavailable. None of the Portfolios is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Portfolio committing to such transactions will maintain a segregated account with its Custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Equity Securities To the extent that such purchases do not conflict with a Portfolio's principal investment objective(s), the Portfolios may invest in common stock, convertible preferred stock, straight preferred stock, and investment grade convertible bonds. Stocks held in the portfolio of a Portfolio will generally be traded on either the New York Stock Exchange, American Stock Exchange or the NASDAQ over-the-counter market.

Short-Term Investments The Portfolios also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Portfolio operating expenses. As a temporary defensive measure, each Portfolio may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When a Portfolio invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

Options To the extent that such purchases do not conflict with a Portfolio's principal investment objective(s), the Portfolios may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are; (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further. over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Portfolios will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Portfolios may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Portfolio has purchased. The Portfolios may only write (sell) "covered" options. A Portfolio will not write a covered call option if, as a result, the aggregate market value of all optioned portfolio securities or currencies and put option obligations exceeds 25% of the market value of the Portfolio's net assets.

Futures Contracts and Related Options To the extent that such purchases do not conflict with a Portfolio's principal investment objective(s), and to hedge against changes in securities prices or interest rates, the Portfolios may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Portfolios will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.

      The Portfolios may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") does not exceed 5% of the market value of the Portfolio's total assets. Otherwise, the Portfolio may invest up to 10% of its total assets in initial margins and premiums on futures and related options.

Money Market Instruments Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Portfolio. For temporary defensive purposes, a Sub-Advisor may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Portfolio's normal investment approach and invest up to 100% of the net assets of the Portfolio in these instruments.

Registered Investment Companies To the extent that such purchases do not conflict with a Portfolio's principal investment objective(s), the Portfolios may invest in securities of other investment companies up to any limits proscribed under the Investment Company Act of 1940, as amended. The Portfolio may invest in any type of investment company consistent with the Portfolio's investment objective and policies. The Portfolios will not acquire securities of any one investment company if, immediately thereafter, the Portfolio would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Portfolio's total assets, or securities issued by such company and securities held by the Portfolio issued by other investment companies would have an aggregate value in excess of 10% of the Portfolio's total assets. To the extent the Portfolios invest in other investment companies, the shareholders of the Portfolios would indirectly pay a portion of the operating costs of the investment companies. These restrictions do not apply to the Cumberland ETF Portfolio. Please see the prospectus for a description of the investment strategies of that Portfolio.

Real Estate Securities The Portfolios may invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Portfolios are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next 12 months any Fund will have in excess of 5% of its total assets in real estate securities.

      You should be aware that Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Trust Act. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

Illiquid Investments Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Directors and the Advisor, each Portfolio's Sub-Advisor determines the liquidity of that Portfolio's investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Master-Feeder Option Notwithstanding its other investment policies, each Portfolio may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Portfolio. Although such an investment may be made in the sole discretion of the Directors, the Portfolio's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Currency Swaps

      Currency swaps involve the negotiation by the Portfolio advisor with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of, the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions

      Each Portfolio that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio advisor anticipates purchasing at a later date. The Portfolio advisors do not intend to use these transactions in a speculative manner.

      Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

      A Portfolio advisor may enter into interest rate swaps, caps and floors either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Portfolio advisor will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Penn Street will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

      In addition each Portfolio may invest up to 15% of the total market value inverse floaters (also known as residual interest bonds or "RIBS") to increase the Portfolio's duration and income. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed rate security. Changes in the interest rate on the specific fixed rate security inversely affect the residual interest paid on the inverse floaters; as interest rates rise, the inverse floater's interest rates decline. Their market value also can fall faster than securities similar to the specific fixed rate security. When interest rates fall, inverse floaters provide interest payments that are higher than securities similar to the to the fixed rate security. The market value of the inverse floater can also rise faster than securities similar to the fixed rate security. Therefore, owning inverse floaters creates a greater interest rate risk. In an effort to mitigate this effect when utilizing inverse floaters, the Portfolio also purchases fixed rate bonds, which are less volatile in price

      The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Portfolio advisor incorrectly forecasts market values, interest rates and other applicable factors, the investment performance of a Portfolio would be adversely affected by the use of these investment techniques. Moreover, even if the Portfolio advisor is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate transaction defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

Short Sales

      A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. All Portfolios may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Portfolio owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Portfolios may not make a short sale if as a result more than 10% of the Portfolio's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by a Portfolio.

Lending Portfolio Securities

      For the purpose of realizing additional income, each Portfolio may make loans of securities amounting to not more than 33% of its total assets. Securities loans would be made to broker-dealers and financial institutions pursuant to agreements requiring the loans to be secured by collateral at least equal to the current value of the securities lent and "marked-to- market" on a daily basis. Collateral will consist of cash, U.S. or foreign securities, letters of credit or cash equivalents. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call a loan at any time. The Portfolio will not have the right to vote securities while they are on loan, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made after analysis of the pertinent facts by the Advisor when, in the judgment of the Advisor, the income from such loans would justify the risk.

Foreign Currency Transactions

      The Portfolios may engage in forward foreign currency transactions to settle foreign securities transactions and/or manage foreign currency risk. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract is agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged for trades.

      The Portfolios will generally enter into forward foreign currency exchange contracts in two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to lock in the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions. The Portfolio will be able to protect itself against a loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      Second, when the sub-advisor believes that the currency of a particular foreign country may suffer from, or enjoy, a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of one or more foreign currencies, approximating the value of some or all of the Portfolio's portfolio securities denominated in that foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency, in the Advisor's judgment, act as an effective proxy for the Portfolio's currency exposure. The prediction of short-term currency market movement is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain. The sub-advisor will consider the effect a substantial commitment of Portfolio assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities. Other than as set forth above, and immediately below, the Portfolio also will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is covered by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospects for currencies will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the sub-advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

      The yield of the Portfolio may be calculated by dividing the net investment income per share earned by the Portfolio during a 30 day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. The Portfolio's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

Portfolio Turnover. The Portfolios will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. For each Portfolio's latest three fiscal years ending on October 31 of each period, portfolio turnover rates were:

      Portfolio                                     2004     2003     2002
      -----------------------------------------     ----     ----     ----
      McGlinn Balanced Portfolio: .............      46%     116%     109%
      Baldwin Large-Cap Growth Portfolio ......      42%      38%      32%
      PSA Sector Rotational Portfolio .........     133%     100%     137%
      Berkshire Select Equity Portfolio .......     107%      25%     N/A
      Cumberland Taxable Income Portfolio .....      94%     137%     162%

                      FUNDAMENTAL POLICIES - ALL PORTFOLIOS

      The "Fundamental Policies" of the Portfolios are described below and may not be changed without the approval of the lesser of: a vote of the holders of a majority of the outstanding shares of the Portfolio or, 67% of the shares represented at a meeting of shareholders of the Portfolio at which the holders of at least 50% or of the shares are represented. As a matter of fundamental policy, each Portfolio will not:

      (1) borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, including redemption of its shares, and then only in amounts not exceeding 33 1/3% of its total assets, valued at market. The Portfolios also may acquire futures contracts and options thereon as set forth in (2) below;

      (2) purchase or sell commodities or commodity contracts; except that the Portfolios may (i) enter into financial (including currency) futures contracts and options thereon on an initial and variation margin basis;

      (3) purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry (the PSA Sector Rotational Portfolio may invest up to 25% of its assets in the securities of issuers having their principal business activities in alternating industries, as the Portfolio's sub-advisor my choose from time to time;

      (4) make loans, although a Portfolio may enter into repurchase agreements and lend its portfolio securities;

      (5) as to 75% of its total assets, purchase the securities of an issuer if as a result: (a) more than 5% of the value of the Portfolio's assets would be invested in the securities of that issuer or (b) it would own more than 10% of the voting securities of that issuer (this restriction does not apply to the PSA Sector Rotational or Berkshire Advisors Select Equity Portfolios);

      (6) purchase or sell real estate although it may purchase securities secured by real estate or representing interests therein;

      (7) issue senior securities; and

      (8) underwrite securities issued by other persons, except to the extent that a Portfolio or the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1993 in connection with the purchase and sale of securities in the ordinary course of pursuing its investment program.

                       OPERATING POLICIES - ALL PORTFOLIOS

      The following operating policies have been established by the Board of Directors. A Portfolio will not:

      (1) invest in companies for the purpose of exercising management or control;

      (2) purchase a security if, as a result of such purchase, more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days;

      (3) purchase securities of any investment company, except in compliance with the Investment Company Act of 1940 or an applicable exemption thereto; or

      (4) sell securities short.

      Operating policies are established, and may be changed, by the Board of Directors without approval of shareholders.

                         ADDITIONAL INVESTMENT POLICIES

                             Fixed Income Securities
                           McGlinn Balanced Portfolio

      The McGlinn Balanced Portfolio may invest in short, intermediate, or long-term fixed-income securities. The Portfolio primarily invests in intermediate-term issues with an average weighted maturity in the range of 5 to 7 years. A fixed-income security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

      Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The ability of the Portfolio to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Portfolio invests to meet their obligations for the payment of interest and principal when due.

      Fixed-income securities in which the Portfolio may invest include, but are not limited to: U.S. Government obligations, including bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities. The Portfolio may also invest in U.S. Government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority.

      The Portfolio generally invests in corporate bonds that have bond ratings in the top four investment grades. These grades are Aaa, Aa, A and Baa (in Moody's ratings) and AAA, AA, A and BBB (in S&P's ratings). The securities in the fixed-income portion of the Portfolio are expected to have an average rating of "A," which is the third highest rating by Moody's or S&P. The Portfolio will not purchase more than 20% of its fixed-income securities in an investment grade below a Baa (in Moody) or a BB (in S&P) rating. A debt security may cease to be rated, or its rating may be reduced, but the Portfolio will not be required to sell a security if its rating is reduced subsequent to the Portfolio's purchase.

      The Portfolio may invest a portion (not to exceed 20% of the fixed-income portion of the Portfolio) of its assets in bonds rated below investment grade, which are known as high-yield securities (commonly called "junk bonds"). The Portfolio's investments in high-yield securities expose it to a substantial degree of credit risk. Prices of high-yield securities can rise or fall dramatically in response to changes in the issuer's financial health. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

      Because investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of issue and principal by the issue than higher-quality investments. The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations, and therefore increase their risk of default.

      For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Portfolio may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing its portfolio holdings. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales.

                             Fixed Income Securities
                       Cumberland Taxable Income Portfolio

      The Cumberland Taxable Income Portfolio may invest in fixed-income securities of the types described below, having intermediate and long maturities. Ratings are determined at the time of purchase and the Portfolio is not obligated to sell securities in the event of a subsequent rating reduction.

      The Portfolio may invest in debt securities issued by the U.S. Treasury, including bills, notes and bonds, U.S. Government Agency obligations issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, debt securities issued by foreign governments and supranational organizations, such as the European Coal and Steel Community, the European Economic Community and the World Bank rated at least AA by S&P or a comparable rating by Moody's. In addition, the Portfolio may invest in U.S. and foreign corporate debt securities, including banks (e.g., bonds and debentures) which are rated at least Baa by Moody's or BBB by S&P or, if unrated, when the advisor determines that they are of comparable quality to similar issues of the same issuer rated at least BBB or Baa. However, the Fund will not invest more than 10% of its assets below a Baa rating. The Portfolio may also invest in debt securities issued, or guaranteed, by governments if they are rated at least Ba by Moody's or BB by S&P and the Advisor considers the risk/return to be acceptable. Debt securities rated Ba or BB may have some speculative characteristics.

                        Disclosure of Portfolio Holdings

      The Fund's administrator, CMFS, is responsible for dissemination of information about the Portfolio's holdings. Only an officer of the Fund may authorize CMFS to disclose Portfolio holdings information. The Fund, together with CMFS and PSIA, the Master Advisor, may only disclose information concerning securities held in the Portfolio's under the following circumstances:

                  No later than 60 days following the end of each fiscal quarter, each Portfolio's full investment holdings will be made publicly available by the following means:

                  a. The Fund shall send shareholders Portfolio holdings in the Fund's annual and semi-annual reports, which are mailed to shareholders and filed with the SEC on EDGAR.

                  b. The Fund will file holdings of each Portfolio as of the end of the first and third fiscal quarters on Form N-Q with the SEC on EDGAR.

                  The Fund may disclose the Portfolio's securities holdings to selected third parties when the Fund has a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds' portfolio securities may be appropriate include disclosure to a newly hired investment advisor or sub-advisor prior to its commencing its duties, and disclosure to third party service providers of accounting, auditing, custody, proxy voting and other services to the Funds.

As required by the federal securities laws, the Fund will disclose the Portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Form N-Q, From N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. These filings are available for viewing on the EDGAR portion of the SEC website at www.sec.gov.

In accordance with the Fund's policies and procedures, third parties are required to keep confidential any information disclosed to them in accordance with the foregoing and no compensation may be received by the Fund, a Service Provider or any affiliate in connection with disclosure of such information. The Fund Board will oversee disclosure under the foregoing policies and procedures by approval in advance of disclosures for legitimate business purposes and by regular review of reports on disclosure of the Fund's portfolio holdings.

                             MANAGEMENT OF THE FUND

      The Company is governed by a Board of Directors which is responsible for protecting the interests of shareholders. The Directors are experienced persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Company, and review performance.

      The officers and directors of the Company are listed below.

------------------------------------------------------------------------------------------------------------------------------------
                                    Position(s)       Term of Office &                                Number of     Other
                                    Held with the     Length of Time       Principal Occupation(s)    Portfolios    Directorships
Name, Address & Date of Birth       Fund              Served               During Past 5 Years        Overseen      Held
------------------------------------------------------------------------------------------------------------------------------------
Mr. John A. Lukan                   Interested        Each Director        President & CEO of Citco        Five       Director of
                                    Director,         serves for an        Mutual Fund Services,                      Penn Street
83 General Warren                   Chairman          indefinite period    Inc., the transfer agent                    Investment
Blvd., St 200,                                        of time.             and administrator of the                 Advisors, Inc.,
Malvern, PA  19355                                    Mr. Lukan has been   Company, and Citco                         Citco Mutual
                                                      a Director since     Mutual Fund                               Fund Services,
(02-15-1963)                                          April, 2003          Distributors, Inc. the                     Inc., Citco
                                                                           distributor of the                         Mutual Fund
**(1)                                                                      Company, and Chairman,                    Distributors,
                                                                           PSIA, the Master Adviser                   Inc., CITCO
                                                                           of the Company.  Also,                       (Quaker
                                                                           President and CEO of                     Holdings) Inc.,
                                                                           Quaker Securities, Inc.,                    and Quaker
                                                                           an institutional                         Securities, Inc.
                                                                           broker/dealer firm,
                                                                           since 1999.  Managing
                                                                           Director, Citco Fund
                                                                           Services, 1992 to
                                                                           1999.

------------------------------------------------------------------------------------------------------------------------------------
Mr. James R. Brinton                Independent       Each Director        Principal and Senior            Five       Independent
                                    Director          serves for an        Insurance Broker for                      Trustee of The
123 West Lancaster                                    indefinite period    Robert J. McAllister                          Quaker
Avenue, Wayne                                         of time.             Agency, Inc., 123 West                      Investment
PA  19087                                             Mr. Brinton has      Lancaster Avenue, Wayne                       Trust.
                                                      been a Director      PA  19087, a commercial
(07-03-1954)                                          since May, 2002.     insurance brokerage
                                                                           firm, since 1979.  BA in
                                                                           business from Marietta
                                                                           College; licensed as a
                                                                           property and casualty
                                                                           broker and life,
                                                                           accident and health
                                                                           agent.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Position(s)       Term of Office &                                Number of     Other
                                    Held with the     Length of Time       Principal Occupation(s)    Portfolios    Directorships
Name, Address & Date of Birth       Fund              Served               During Past 5 Years        Overseen      Held
------------------------------------------------------------------------------------------------------------------------------------
Mr. Richard W. Stevens              Independent       Each Director        Principal with Hirtle           Five           None
                                    Director          serves for an        Callaghan & Co., an
Five Tower Bridge,                                    indefinite period    investment advisory
Suite 500                                             of time.             firm, since 2001.
300 Barr Harbor Drive                                 Mr. Brinton has      Principal with the
West Conshohocken, PA  19428                          been a Director      Vanguard Group, High Net
                                                      since May, 2002.     Worth Services Group,
(09-18-1956)                                                               from 1995 to 2001.
                                                                           Partner with Price
                                                                           Waterhouse and had his
                                                                           own law practice.  B.A.
                                                                           in economics from
                                                                           Lafayette College, Juris
                                                                           Doctorate from Rutgers
                                                                           University School of
                                                                           Law, and L.L.M. (Masters
                                                                           in Taxation) from
                                                                           Villanova School of Law.

------------------------------------------------------------------------------------------------------------------------------------
Mr. C. Garrett Williams             Independent       Each Director        Chief Operating Officer,        Five           None
                                    Director          serves for an        DG Capital Management,
1288 Valley Forge Road,                               indefinite period    Inc., Boston, MA, an
Suite 88                                              of time.             investment advisory
Valley Forge, PA  19482                               Mr. Williams has     firm, since 2001.
                                                      been a Director      Senior Vice President-
(12-12-1954)                                          since May, 2002.     Client Services,
                                                                           Fidelity management
                                                                           Trust Company, Boston,
                                                                           MA, from 1997 to 2001.
                                                                           Over 25 years investment
                                                                           industry experience.  BA
                                                                           degree in economics from
                                                                           Gettysburg College,
                                                                           Gettysburg, PA.

------------------------------------------------------------------------------------------------------------------------------------
Mr. Edmund B. Pyle, III, Esq.       Independent       Each Director        Partner in the law firm         Five           None
                                    Director          serves for an        of Pyle and Mocha since
340 Jug Hollow Road,                                  indefinite period    January, 1989.  Temple
Phoenixville, PA 19460                                of time.             University School of
                                                      Mr. Brinton has      Law, Juris Doctorate,
                                                      been a Director      1986.  Rensselar
(03-18-1940)                                          since May, 2002.     Polytechnic Institute,
                                                                           completed PhD
                                                                           coursework, 1969.
                                                                           University of Arizona,
                                                                           MS in mechanical
                                                                           engineering, 1964.
                                                                           Worcester Polytechnic
                                                                           Institute, BS, 1962.

------------------------------------------------------------------------------------------------------------------------------------

(1) Mr. John A. Lukan is considered an "interested person" because he is a director and executive officer of Citco Mutual Fund Services, Inc., the administrator to and transfer agent of the Fund, Citco Mutual Fund Distributors, Inc., the distributor and principal underwriter of the Fund, and a director and executive officer of Penn Street Investment Advisors, Inc., the Master Investment Adviser to each Portfolio of the Fund.

      The Board met four times during the Fund's most recently completed fiscal year. Each then current Director attended 75% or more of the respective meetings of the Board and the committees of which he/she was a member that were held during that period.

      The Fund pays Directors who are not interested persons of the Fund fees for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, certain of the Directors are officers and/or shareholders in various entities that provide services to the Fund and are therefore considered to be "interested persons" as defined in the 1940 Act. Directors who are "interested persons" as defined under the 1940 Act receive no compensation from the Fund for their services as Directors.

      The table below shows, for each Director entitled to receive compensation from the Fund, the aggregate compensation paid or accrued by the Fund for its fiscal year ending October 31, 2004.

----------------------------------------------------------------------------------------------------------------------
                                                    Pension or Retirement
                             Aggregate              Benefits Accrued as       Estimated Annual
                             Compensation from      Part of Company's         Benefits Upon         Total Compensation
Name of Director             Company                Expenses                  Retirement            Paid to Director
----------------------------------------------------------------------------------------------------------------------
Mr. James R. Brinton           $3250.00                     $0.00                 $0.00             $3250.00
----------------------------------------------------------------------------------------------------------------------
Richard W. Stevens             $2250.00                     $0.00                 $0.00             $2250.00
----------------------------------------------------------------------------------------------------------------------
C. Garrett Williams            $3250.00                     $0.00                 $0.00             $3250.00
----------------------------------------------------------------------------------------------------------------------
Edmund B. Pyle, III            $3250.00                     $0.00                 $0.00             $3250.00
----------------------------------------------------------------------------------------------------------------------

      The Fund currently does not pay pension or retirement benefits to its directors. The Fund has a standing audit committee, composed of all directors except Mr. Lukan.

      Officers. Information about the executive officers of the Fund, with their respective dates of birth and terms as officers, is set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                       Position(s)      Term of Office &    Principal               Number of         Other
                                       Held with the    Length of Time      Occupation(s) During    Portfolios        Directorships
Name, Address & Date of Birth          Fund             Served              Past 5 Years            Overseen          Held
------------------------------------------------------------------------------------------------------------------------------------

Mr. G. Michael Mara                    President,       Mr. Mara has        Director and part             Five         Independent
                                       Treasurer        served as the       owner of Penn Street                        Trustee of
83 General Warren Blvd.,                                Fund's President    Investment Advisors,                        The Quaker
St. 200,                                                since 2000.         Inc., the Master                            Investment
Malvern, PA  19355                                                          Adviser to each                               Trust.
                                                                            Portfolio.  Director,
(05-05-1955)                                                                President, CEO and
                                                                            principal owner of
                                                                            Valley Forge Capital
                                                                            Advisors, Inc.,
                                                                            sub-advisor to the
                                                                            Sector Rotational
                                                                            Portfolio.
                                                                            Previously executive
                                                                            officer of Millenium
                                                                            Capital Advisors,
                                                                            Inc. and Millenium
                                                                            Bank;  principal,
                                                                            Vanguard Fiduciary
                                                                            Trust Company, The
                                                                            Vanguard Group,
                                                                            Valley Forge, PA,
                                                                            from 1997 to 1999.
                                                                            District Manager and
                                                                            Senior Vice
                                                                            President, Merrill
                                                                            Lynch Trust Company,
                                                                            1995 to 1997.  Served
                                                                            in various roles
                                                                            within Merrill Lynch
                                                                            from 1986 to 1997.
                                                                            U.S. Army
                                                                            Intelligence and
                                                                            Security Command in
                                                                            Augsburg, Germany
                                                                            from 1976-1980.  MBA
                                                                            in management from
                                                                            The American
                                                                            University,
                                                                            Washington, DC; BA in
                                                                            Business
                                                                            Communications from
                                                                            Emerson College,
                                                                            Boston, MA; holds
                                                                            Series 7, 24 and 63
                                                                            registrations;
                                                                            registered representative
                                                                            with Citco Mutual Fund
                                                                            Distributors
------------------------------------------------------------------------------------------------------------------------------------

Mr. Paul Giorgio                       Treasurer and    Mr. Giorgio has     Chief Financial               Five             None
                                       Chief            served as           Officer, Citco Mutual
83 Genl. Warren Blvd., St. 200,        Accounting       Treasurer to the    Fund Services, Inc.,
Malvern, PA  19355                     Officer          Fund since May,     since May, 2001.
                                                        2002                Chief Financial
(09-26-72)                                                                  Officer, Quaker
                                                                            Securities, Inc.,
                                                                            from 2000 to 2001.
                                                                            Chief Financial
                                                                            Officer, Declaration
                                                                            Service Company, from
                                                                            1997 to 2001
------------------------------------------------------------------------------------------------------------------------------------

Mr. George M. Chamberlain, Jr.         Secretary        Mr. Chamberlain     General Counsel,              Five             None
                                                        has served as       Citco Mutual Fund
83 Genl. Warren Blvd., St. 200,                         Secretary to the    Services, Inc., since
Malvern, PA  19355                                      Fund since          2004.
                                                        December, 2004.
(02-13-47)
------------------------------------------------------------------------------------------------------------------------------------

      The officers of the Company are elected by the Board of the Company at an annual or other meeting of the Board to serve until their successors are elected and qualified. Officers of the Company serve without compensation.

                                  SHAREHOLDINGS

      As of December 31, 2004, no Director owned in excess of 5% of the total outstanding shares of any Fund except as shown below.

-----------------------------------------------------------------------------------------------------------
                                                                       Aggregate Dollar Range of Equity
                                                                       Securities Overseen or to be
                                    Dollar Range of Equity             Overseen Within the Same Family of
Name of Director/Nominee            Securities in the Fund             Investment Companies as the Fund
-----------------------------------------------------------------------------------------------------------
Mr. James R. Brinton                              None                                 None
Mr. John A. Lukan                                 None                                 None
Mr. Edmund Pyle                                   None                                 None
Mr. Richard W. Stevens                            None                                 None
Mr. C. Garrett Williams                           None                                 None
-----------------------------------------------------------------------------------------------------------

      As of December 31, 2004, the Directors, as a group, owned beneficially less five percent of any Portfolio.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Board of Directors has formed an Audit Committee to oversee the financial reporting of the Company, nominate independent auditors to conduct audits of the Fund's financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are James R. Brinton, Edmund Pyle and Richard W. Stevens. Mr. Stevens is considered a "financial expert," as that term is defined under federal laws. The Audit Committee met twice during the Fund's fiscal year ended October 31, 2004.

      For the Fund's fiscal year ended October 31, 2004 and for its fiscal year ending October 31, 2005, the Audit Committee of the Company's Board of Directors has selected Briggs, Bunting & Dougherty, LLP ("BBD") to serve as the Fund's independent registered public accounting firm. BBD serves as independent accountants for the Portfolios, and will audit the annual financial statements of the Portfolios, prepare the Portfolios' federal and state tax returns, and consult with the Portfolios on matters of accounting and federal and state income taxation.

      The following table sets forth the fees paid to BBD for the Fund's most recent fiscal year ended October 31, 2004.

-------------------------------------------------------------------

    Audit and Audit Related Fees                       Tax Fees
-------------------------------------------------------------------
             $20,500.00                                $2,500.00
-------------------------------------------------------------------

      At a meeting held on December 7, 2004, the Board of Directors of the Fund considered the independence of BBD, received a letter from BBD attesting to its independence, and, after full deliberation, reached the conclusion that fees paid to BBD were solely for services rendered to the Fund in its capacity as an independent auditor.

                                 CODE OF ETHICS

      The Penn Street Fund, the Master Adviser to the Fund, and each of the Portfolio's sub-advisers have adopted a Code of Ethics (the "Code") as required by Rule 17J-1 of the Investment Company Act of 1940. The Code requires that no partner, officer or employee ("Covered Person") shall purchase or sell, directly or indirectly, any security, or right, warrant or option for such security, in which he or she has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership and (i) which to his or her actual knowledge is then being considered for purchase or sale, or is being purchased or sold (including a security subject to a pending buy or sell order) by a Portfolio for a Client Account or (ii) which is listed on the then current Schedule of Securities. This prohibition shall apply to Covered Persons who are portfolio managers and securities analysts for seven calendar days before and after a Client Account he or she manages or serves trades in such security.

                         INVESTMENT MANAGEMENT SERVICES

      Information on the Funds' Master Investment Adviser and Sub-Advisers is set forth in the Prospectus. This section contains additional information concerning the Advisers and their obligations to the Portfolios.

General Advisor Duties

      The Master Investment Advisor and the Sub-Advisers supervise and implement the investment activities of the Portfolios, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of each Sub-Adviser under its Advisory Agreement is the selection of brokers and dealers through whom transactions in the Portfolios' portfolio investments will be effected.

      The Advisory Agreement and each Sub-advisory Agreement provide that each Advisor shall not be liable for any loss suffered by the Portfolio or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

      The Master Advisory Agreement has an initial term of 16 months, and each Sub-advisory Agreement has an initial term of four months, but each may be continued thereafter from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Directors of the Company who are not "interested persons" of the Portfolios or the Advisor cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Company.

      The Advisory Agreement and each Sub-advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      For the fiscal year ended October 31, 2004, 2003, 2002, and 2001 the Portfolios paid the following investment advisory fees:

         Portfolio                      2004        2003        2002        2001
--------------------------------------------------------------------------------
McGlinn                              $11,739     $11,225     $ 8,637     $ 8,248
Baldwin                              $19,429     $13,744     $ 8,196     $ 2,739
PSA Sector Rotational                $57,752     $33,512     $26,331     $15,383
Berkshire Advisors                   $ 9,622     $ 3,938         N/A         N/A
Cumberland Taxable                   $24,445     $30,128     $22,079     $ 5,373

Board Considerations in Selecting the Investment Advisor and Sub-Advisors

      Penn Street Investment Advisors, Inc. ("PSIA") - PSIA serves as Master Investment Advisor to each Portfolio under a "manager of managers" arrangement. The Board of Directors originally approved such arrangement in 2001. The shareholders of each Portfolio approved a new Master Investment Advisory Agreement at a meeting held for such purpose on February 15, 2005. Whenever a new Portfolio is added to the Penn Street Fund family, the Board re-considers the engagement of PSIA to serve as Master Investment Adviser.

      In approving the investment advisory agreement between the Portfolios and PSIA, the Board considered a number of factors which it considered material to the Agreement. Among those factors was the fact that PSIA currently served as investment adviser to each of the Company's existing Portfolios under a "manager of managers" arrangement, and that PSIA would provide the same supervision, regulatory compliance services, portfolio oversight services, and reporting functions as it currently provided to each existing Portfolio. The Board considered the fact that Mr. Michael Mara and Mr. John Roman were becoming direct shareholders of PSIA as a positive factor. The Board believed that the services of PSIA to the separate Portfolios had increased with the addition of Mr. Roman. The Board examined the fees to be paid to PSIA and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. More important in the Board's view was the substantial fee waivers and expense reimbursements by PSIA in the past, and their continued commitment to such waivers in the future.

      The Board noted that PSIA's exclusive function was to serve as investment adviser to the Fund's Portfolios, so other than the fees received for such services, there were no other fall-out benefits or ancillary benefits that would accrue to other PSIA clients. Because PSIA served as a manager of managers, there was no concern about soft dollar arrangements or interested party transactions between the Portfolio and PSIA. Because PSIA is an affiliate of the Fund's transfer agent, CMFS, the Board was assured that PSIA would have adequate access to the books, records and transactions of the Fund to properly perform its duties. The continued services of CMFS and CMFD, and the continued relationship between them and PSIA, was also considered very important by the Board.

      Lastly, the Board concluded that the staff and senior management of PSIA were experienced industry professionals who would perform their functions in a capable manner, and who had demonstrated their commitment to the Fund by their past actions. The Board noted that Mr. Mara, the principal owner of PSIA, was the investment manager for the Sector Rotational Portfolio, the largest series of the Fund and the one with the best performance record. In addition, PSIA had committed to the Board that it would increase its monitoring and communications with each sub-advisor to assist them as much as possible in increasing the size and performance of each Portfolio. The Board did not assign any relative value to the factors it considered. Instead, it considered all such factors, taken as a whole.

      Berkshire Advisors, Inc. - In approving the sub-advisory agreement between the Berkshire Advisors Select Equity Portfolio, PSIA and Berkshire Advisors, Inc., the Board considered a number of factors which it considered material to the Agreement. Among those factors was the proposed management style of Berkshire and its fit into the Portfolio's investment objective and principal investment strategies. The Board examined the fees to be paid to Berkshire by PSIA and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Board also noted favorably that Berkshire had waived significant fees. The Board noted with approval that Berkshire was not involved in any soft dollar arrangements and had no present plans to become so involved. The Board noted that the performance of the Portfolio was lagging that of similar funds and comparable indices. The Portfolio was still very small, however, and the Board determined to give Berkshire more time to see if the size and performance could improve. The Board noted with approval the commitment of PSIA to monitor and assist Berkshire in improving the performance of the Portfolio.

      Valley Forge Capital Advisors, Inc. ("VFCA")- In approving the sub-advisory agreement between the PSA Sector Rotational Portfolio, PSIA and VFCA, the Board considered a number of factors which it considered material to the Agreement. The Board noted with approval that PSIA was recommending VFCA be retained as a sub-adviser. The Board, in its deliberations, noted that Mr. Mara, President of VFCA, had been a long standing portfolio manager for the Portfolio, had performed well, and wished to continue to provide services to the Portfolio as the sub-adviser. The Board noted with further approval that the management by VFCA had resulted in continued above-average performance of the Portfolio, as compared to its benchmark and its peer group. The Board was cognizant of the advantages of maintaining a continuity of investment expertise for the Portfolio. The Board also reviewed the finances of VFCA, its management structure and Board composition, and determined that VFCA was likely to have the resources to enable it to effectively serve as sub-adviser to the Portfolio. For those reasons, the Board decided to approve VFCA's engagement as sub-adviser to the Fund and to recommend VFCA to the shareholders for approval.

      Cumberland Advisors, Inc. ("Cumberland")- In approving the sub-advisory agreement between the Company, PSIA and Cumberland for the Cumberland Taxable Income Portfolio, the Board considered a number of factors which it considered material to the Agreement. Among those factors was the proposed management style of Cumberland and its fit into the Portfolio's investment objective and principal investment strategies. The Board examined the fees to be paid to Cumberland by PSIA and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Board noted that Cumberland had a long history of operations and investment management, and the firm was profitably engaged. The Board noted with approval that Cumberland was not involved in any soft dollar arrangements and had no present plans to become so involved. The Board concluded that the staff and senior management of Cumberland were experienced industry professionals that would perform their functions in a capable manner. The Board noted that the Portfolio was not performing as well as comparable funds or applicable benchmarks. The Board recognized that the Portfolio was still very small, and that market interest rates were rising, making it difficult for a new fund to achieve superior performance. The Board determined that Cumberland should be granted additional time to continue its efforts to improve the performance and size of the portfolio. The Board noted with approval the commitment of PSIA to both monitor and assist Cumberland to help it improve the performance of the Portfolio.

      Baldwin Investment Management, LLC In approving the sub-advisory agreement between the Company, PSIA and Baldwin for the Baldwin Large Cap Portfolio, the Board considered a number of factors which it considered material to the Agreement. Among those factors was the proposed management style of Baldwin and its fit into the Portfolio's investment objective and principal investment strategies. The Board examined the fees to be paid to Baldwin by PSIA and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Board noted that Baldwin had a long history of operations and investment management, and the firm was profitably engaged. The Board noted with approval that Baldwin was not involved in any soft dollar arrangements and had no present plans to become so involved. The Board concluded that the staff and senior management of Baldwin were experienced industry professionals that would perform their functions in a capable manner. The Board noted that the Portfolio was not performing as well as comparable funds or applicable benchmarks. The Board recognized that the Portfolio was still very small, making it difficult for a new fund to achieve superior performance. The Board determined that Baldwin should be granted additional time to continue its efforts to improve the performance and size of the portfolio. The Board noted with approval the commitment of PSIA to both monitor and assist Baldwin to help it improve the performance of the Portfolio.

      McGlinn Capital Management, Inc. In approving the sub-advisory agreement between the Company, PSIA and McGlinn for the McGlinn Balanced Portfolio, the Board considered a number of factors which it considered material to the Agreement. Among those factors was the proposed management style of McGlinn and its fit into the Portfolio's investment objective and principal investment strategies. The Board examined the fees to be paid to McGlinn by PSIA and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Board noted that McGlinn had a long history of operations and investment management, and the firm was profitably engaged. The Board noted with approval that McGlinn was not involved in any soft dollar arrangements and had no present plans to become so involved. The Board concluded that the staff and senior management of McGlinn were experienced industry professionals that would perform their functions in a capable manner. The Board also reviewed the finances of McGlinn and determined that McGlinn was likely to have the resources to enable it to serve as sub-advisor. The Board noted that the Portfolio was not performing as well as comparable funds or applicable benchmarks. The Board recognized that the Portfolio was still relatively small, and that market interest rates were rising, making it difficult for a new fund to achieve superior performance. The Board determined that McGlinn should be granted additional time to continue its efforts to improve the performance and size of the portfolio. The Board took notice of the commitment by PSIA to work with McGlinn to assist them as much as possible.

                            SALE OF PORTFOLIO SHARES

      The Company makes a continuous offering of its shares, but retains the right to reject any offer to purchase its shares.

      The net asset value and public offering price per share of each Portfolio is calculated as of the close of trading on the NYSE on each day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and the Company does not accept purchase or redemption orders on these days.

      Trading in securities owned by the Portfolios may take place in various foreign markets on days (such as Saturday) when the Company is not open for business and does not calculate the net asset value of the Portfolios. Events affecting the values of foreign portfolio securities that occur after the markets for these securities are closed but before the time the Portfolios' net asset values are calculated will not be reflected in the Portfolios' net asset values unless the Advisor, in accordance with policies adopted by the Board of Directors, determines that the particular event should be taken into account in computing the Portfolio's net asset value, in which case the affected securities would be valued in good faith, at fair value.

      Determination of net asset value (and the public offering and redemption price of shares) of the Portfolios may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted (c) an emergency exists as a result of which disposal of securities owned by a Portfolio is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or (d) when the SEC may, by order, permit for the protection of a Portfolio's shareholders.

                                  DISTRIBUTION

      The Board of Directors of the Fund and stockholders of each Portfolio have approved a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") for each share class which provides for payment by each Portfolio of expenses related to the distribution of Portfolio shares and shareholder services. Under the Class A (formerly No-Load) Plan, each Portfolio compensates the Principal Underwriter at a rate equal to an annual maximum of 0.25% of the net asset value of the Class A shares of each Portfolio. Under the Class C Plan, each Portfolio compensates the Principal Underwriter at a rate equal to an annual maximum of 1.00% (0.75% of which is considered a distribution fee) of the net asset value of the Class C shares of each Portfolio. The Plans does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

      The Plans have an initial term of one year and may be continued with respect to any Portfolio and applicable share class thereof for successive one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and Disinterested Directors of the Company, at a meeting called for the purpose of voting on the Plans. The Plans may be terminated with respect to any Portfolio at any time, without penalty, by a vote of a majority of the Company's disinterested directors, or by vote of a majority of the outstanding voting securities of the affected Portfolio and/or share class. The Plans terminate automatically in the event of an "assignment" of the Plan as defined in section 2(a)(4) of the Investment Company Act of 1940. Also while the Plans remain in effect the nomination of the Disinterested Directors of the Company is committed to the discretion of such Directors.

      The Board of Directors believes there is a reasonable likelihood that the Plans will benefit the Portfolios and their shareholders by promoting the sale of shares and encouraging the retention of shares by holders. The benefits that would accrue to the Portfolios by an increase in the level of sales of shares are an enhanced ability to expand investment opportunities with increased cash and certain costs of operation would be decreased in proportion to the size of the Portfolio.

      For the fiscal years ended October 31, 2004, 2003, 2002 and 2001, the Portfolios incurred the following 12b-1 fees for its No-Load (now Class A) Shares. Class C Shares were not offered prior to February 27, 2004. 12b-1 fees received in fiscal year 2004 for Class C Shares amounted to less than $10 for each portfolio.

         Portfolio                   2004         2003         2002         2001
--------------------------------------------------------------------------------
McGlinn                           $ 2,939      $ 2,807      $ 2,724      $ 1,682
Baldwin                           $ 4,852      $ 3,436      $ 2,650      $   688
PSA Sector                        $16,265      $ 8,378      $ 8,454      $ 3,277
Berkshire                         $ 2,410      $   985          N/A          N/A
Cumberland Taxable                $ 6,117      $ 7,538      $ 8,039      $ 1,929

                                   TAX STATUS

      Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). In order to so qualify, a Portfolio must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades and businesses.

      Provided each of the Portfolios qualifies for treatment as a regulated investment company, they will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of any Portfolio's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Portfolio's ordinary income for the calendar year, plus 98% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. The Portfolios intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Portfolio's capital gains or losses.

      When a Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Portfolio's assets and liabilities as an asset and as an equivalent liability.

      In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

      The premium paid by a Portfolio for the purchase of a put option is recorded in the Portfolio's statement of assets and liabilities as an investment and is subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized loss. The current market value of a listed option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a capital loss for federal income tax purposes equal to the cost of the option. If a Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

      The amount of any realized gain or loss on closing out an option on an index future will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Portfolios will be "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Portfolio at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

      Dividends eligible for designation under the dividends received deduction and paid by a Portfolio will qualify in part for the 70% dividends received deduction for corporations provided that the Portfolio shares have been held for at least 45 days.

      The Portfolios will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

      It is expected that certain dividends and interest received by the Portfolios will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a Portfolio at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareowners. The Portfolios will notify shareowners in writing each year whether they have made the election and the amount of foreign taxes it has elected to have treated as paid by the shareowners. If they make the election, its shareowners will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Portfolios and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareowners who do not itemize deductions.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareowner's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Portfolio's income flows through to its shareowners. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of foreign tax credit) such as foreign source passive income received from the respective Portfolio. Because of changes made by the Code, shareowners may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Portfolios.

      Shareholders may be subject to a 31% withholding tax on the dividends, distributions and redemption payments ("back-up withholding") if their certified taxpayer identification number is not on file with the Fund or if, to the Fund's knowledge, the shareholder has furnished an incorrect number.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time and retroactively.

      Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

      The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             PORTFOLIO TRANSACTIONS

      Decisions to buy and sell securities for the Portfolios are made by the Advisor or Sub-Advisors. In placing purchase and sale orders for portfolio securities for the Portfolios, it is the policy of the Advisor to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided. A Portfolio may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness. The Advisor may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services. In other words, the Portfolio's brokerage may be used to pay for a research service that is used in managing another client of the Advisor.

      The Master Advisor or Sub-Advisors may purchase or sell portfolio securities on behalf of the Portfolio in agency or principal transactions. In agency transactions, the Portfolio generally pays brokerage commissions. In principal transactions, the Portfolio generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or "mark-up" or selling concessions. The Advisor or Sub-Advisors normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Advisor or Sub-Advisors may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Advisor feels that better prices are available from non-principal market makers who are paid commissions directly.

      The Master Advisor or Sub-Advisors may combine transaction orders placed on behalf of the Portfolio with orders placed on behalf of any other fund or private account managed by the Advisor for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. In these cases, transaction costs are shared proportionately by the fund or account, as applicable, which are part of the block. If an aggregated trade is not completely filled, then the Advisor typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size. Exemptions are permitted on a case-by-case basis when judged by the Advisor to be fair and reasonable to the funds or accounts involved.

Trading by the Portfolio Managers

      Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Portfolios, the Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics restricting personal securities trading by the Portfolio's Advisors. These Codes are on public file, and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by the Advisors or Sub-Advisors in securities held or to be acquired by the Portfolio, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

      The Advisor or Sub-Advisors may execute trades for a Portfolio with broker/dealers that are affiliated with the Portfolio and/or officers and directors of the Company. These affiliated broker/dealers would receive commissions from such trades and such commissions may be used as part of a compensation package to its employees who may also be affiliated with the Fund. The Company has adopted procedures to monitor and control such activities, and any such trading activities must be reported to the Board and reviewed at least quarterly.

                                    CUSTODIAN

      Harleysville National Bank (the "Custodian") serves as custodian for the Portfolios' assets. The Custodian acts as the depository for the Portfolios, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Portfolio's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Portfolios an annual fee based on the average net assets of the Portfolio held by the Custodian.

      For the fiscal years ended October 31, 2004, 2003, 2002 and 2001, the custodian received fees as follows

         Portfolio                   2004         2003         2002         2001
--------------------------------------------------------------------------------
McGlinn                            $3,306       $4,164       $4,482       $3,631
Baldwin                            $2,996       $3,304       $3,886       $2,014
PSA Sector                         $6,503       $5,019       $7,774       $9,194
Berkshire                          $2,973       $1,536          N/A          N/A
Cumberland Taxable                 $4,001       $3,918       $3,586       $2,594

                                 TRANSFER AGENT

      Citco Mutual Fund Services, Inc. ("CMFS), 83 General Warren Boulevard, Suite 200, Malvern, PA 19355, serves as the Portfolio's transfer, dividend paying, and shareholder servicing agent. CMFS, subject to the authority of the Board of Directors, provides transfer agency services pursuant to a written agreement with the Company. CMFS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. For its services to the Company, the Portfolios pay CQFS an annual fee, paid monthly, based on the aggregate average net assets of the portfolios, as determined by valuations made as of the close of each business day of the month. Each Portfolio is charged its pro rata share of such expenses.

                                 ADMINISTRATION

      CMFS also acts as administrator to the Company pursuant to a written agreement with the Company. CMFS supervises all aspects of the operations of the Fund except those performed by the Fund's Advisor under the Fund's investment advisory agreements. CMFS is responsible for:

      (a)   calculating the Fund's net asset value;

      (b) preparing and maintaining the books and accounts specified in Rule 31a-1; and 31a-2 of the Investment Company Act of 1940;

      (c) preparing financial statements contained in reports to stockholders of the Fund;

      (d)   preparing the Fund's federal and state tax returns;

      (e) preparing reports and filings with the Securities and Exchange Commission;

      (f)   preparing filings with state Blue Sky authorities; and

      (g)   maintaining the Fund's financial accounts and records.

      For its services to the Company, the Portfolios pay CMFS an annual fee, paid monthly, based on the aggregate average net assets of the Portfolios, as determined by valuations made as of the close of each business day of the month. Each Portfolio is charged its pro rata share of such expenses.

      For the fiscal year ended October 31, 2004, 2003 and 2002 the Portfolios paid transfer agent/administrative fees as follows:

         Portfolio                   2004         2003         2002
-------------------------------------------------------------------
McGlinn                           $ 4,693      $ 4,490      $ 5,121
Baldwin                           $ 7,706      $ 5,499      $ 4,911
PSA Sector                        $22,923      $13,406      $15,739
Berkshire                         $ 3,824      $ 1,556          N/A
Cumberland Taxable                $ 9,728      $12,060      $15,149

                                   DISTRIBUTOR

      Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, PA 19355 ("CMFD"), acts as the principal underwriter of each Portfolio's shares pursuant to a written agreement with the Company ("Distribution Agreement").

      Pursuant to the Distribution Agreement, CMFD facilitates the registration of each Portfolio's shares under state securities laws and assists in the sale of shares. For providing underwriting services to the Portfolios, CMFD is entitled to retain the portion of the sales charge for Class A shares that is not re-allowed to selling brokers and to retain the portion of 12b-1 fees not paid to selling brokers or financial intermediaries. The total fees paid to CMFD in the fiscal years below ending October 31, and the net fees retained after payments by CMFD to third party brokers and other intermediaries, was as follows:

Portfolio                  2004                 2003              2002
--------------------------------------------------------------------------------
                      Total        Net     Total      Net     Total     Net
                       -----       ---     -----      ---     -----     ---
McGlinn              $ 2,939    $    6    $2,807      $ 0    $2,724     $0
Baldwin                4,862         6     3,436        0     2,650      0
PSA Sector            16,265     3,417     8,378       30     8,454      0
Berkshire              2,410         0       985        0         0      0
Cumberland Taxable     6,117         7     7,538        0     8,039      0

                      PROXY VOTING POLICIES AND PROCEDURES

      The Board of Directors of the Company has approved proxy voting procedures for the Company. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Portfolios' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The procedures are also available on the SEC's EDGAR database at the SEC's web site (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to Penn Street Funds, Inc., c/o Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, PA 19355, or by calling 1-866-207-5175. Your requested document(s) will be sent to you within three days of your request. A copy of the Company's Proxy Voting Procedures is also attached to this SAI as Appendix 1.

                                   APPENDIX 1

                       Proxy Voting Policy and Procedures

      The Board of Directors of Penn Street Fund (the "Company") has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company's investment portfolios ("Funds").

1. Proxy Voting Policy

      A. The policy of the of the Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Penn Street Investment Advisors, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight.

      B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by any of the Funds to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a "Sub-Adviser"). If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

2. Fiduciary Duty

The right to vote proxies with respect to portfolio securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

3. Proxy Voting Procedures

      A. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

      B. At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted with respect to portfolio securities of such Fund during the year. With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, other than the obligation the Adviser or Sub-Adviser incurs as investment adviser to the Fund, which may compromise the Adviser's or Sub-Adviser's independence of judgment and action in voting the proxy.

4. Revocation of Authority to Vote

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

5. Annual Filing of Proxy Voting Record

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

6. Proxy Voting Disclosures

A. The Company shall include in its Form N-1A registration statement:

      1. A description of this policy and of the policies and procedures used by the Adviser (if it has retained the authority to vote proxies on behalf of any Fund), and by a Sub-Adviser with authority to vote proxies on behalf of any Fund, to determine how to vote proxies relating to portfolio securities; and

      2. A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.

B. The Company shall include in its Annual and Semi-Annual Reports to shareholders:

      1. A statement that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Company's toll-free telephone number or through a specified Internet address, and on the SEC website.

      2. A statement that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number (or through a specified Internet address or both) and on the SEC website.